Value Fund
Partners Value Fund
Partners III Opportunity Fund
Research Fund
Hickory Fund
Balanced Fund
Short-Intermediate Income Fund
Nebraska Tax-Free Income Fund
Government Money Market Fund

Quarterly Report December 31, 2012

WEITZ
1983 W 2013
30 YEARS

WEITZ INVESTMENT PHILOSOPHY

Over the 25+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital — not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own capital to undue risk.

2 Weitz Funds

TABLE OF CONTENTS

Performance Summary	4

Letter to Shareholders	5

Analyst Corner	7

Value Fund	8

Partners Value Fund	12

Partners III Opportunity Fund	16

Research Fund	21

Hickory Fund	25

Balanced Fund	29

Short-Intermediate Income Fund	33

Nebraska Tax-Free Income Fund	40

Government Money Market Fund	45

Index Descriptions	47

The management of Weitz Funds has chosen paper for the 48 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

weitzfunds.com 3

PERFORMANCE SUMMARY
DECEMBER 31, 2012

		Total Returns		Average Annual Total Returns
	Inception									Since
Fund Name	Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Inception
Value	5/09/86	0.1%	13.2%	12.9%	1.7%	5.6%	6.8%	9.9%	10.8%	10.2%
Russell 1000		0.1	16.4	11.1	1.9	7.5	4.8	8.3	9.9	9.5
Russell 1000 Value		1.5	17.5	10.9	0.6	7.4	5.3	9.1	10.2	9.9
Partners Value(a)	6/01/83	2.9	17.9	15.4	4.6	7.0	7.8	11.0	11.5	12.4
Partners III Opportunity(a)	6/01/83
Institutional Class		3.4	12.9	16.6	8.1	10.4	9.5	12.9	13.0	13.1
Investor Class(b)		3.4	12.7	16.5	8.0	10.3	9.5	12.8	13.0	13.0
Research(a)(c)	4/01/05	-2.2	5.7	12.8	6.7	—	—	—	—	5.5
Russell 3000		0.3	16.4	11.2	2.0	7.7	4.8	8.3	9.8	—
Russell 3000 Value		1.7	17.5	10.9	0.8	7.5	5.4	9.1	10.3	—
Hickory	4/01/93	3.6	19.0	18.8	6.0	9.9	6.6	—	—	10.3
Russell 2500		3.1	17.9	13.3	4.3	10.5	7.4	—	—	9.8
Russell 2500 Value		4.1	19.2	12.9	4.5	10.2	7.9	—	—	10.5
S&P 500		-0.4	16.0	10.9	1.7	7.1	4.5	8.2	9.7	—
Balanced	10/01/03	1.5	10.9	9.5	4.3	—	—	—	—	5.1
Blended Index		-0.1	11.1	8.9	3.5	—	—	—	—	5.8
Short-Intermediate Income	12/23/88
Institutional Class		0.7	4.0	3.6	4.8	4.4	4.9	5.4	—	5.9
Investor Class(b)		0.6	3.8	3.5	4.7	4.4	4.9	5.4	—	5.9
Barclays Intermediate Credit		0.3	3.9	5.2	5.2	4.6	5.6	5.8	—	6.7
NebraskaTax-Free Income(a)	10/01/85	-0.1	2.1	3.4	3.7	3.5	4.1	4.5	5.0	5.3
Barclays 5-Year Muni. Bond		-0.2	3.0	4.4	5.3	4.3	4.8	5.1	—	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. Annual operating expenses for each Fund, as stated in the most recent Prospectus, and expressed as a percentage of each Fund’s net assets, are: Value, 1.20%; Partners Value, 1.20%; Partners III Opportunity -Institutional Class, 1.49%; Partners III Opportunity - Investor Class, 2.32% (gross); Research, 1.85% (gross); Hickory, 1.28%; Balanced, 1.14%; Short-Intermediate Income - Institutional Class, 0.62%; Short-Intermediate Income - Investor Class, 1.16% (gross); and Nebraska Tax-Free Income, 0.71%. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser.

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

Index performance is hypothetical and is shown for illustrative purposes only. See page 47 for a description of all indicies.

(a)
Performance of the Partners Value and Partners III Opportunity Funds is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (“Partners II”) and Weitz Partners III Limited Partnership (“Partners III”), respectively. Performance of the Research Fund is measured from April 1, 2005, the inception of Weitz Research Fund, L.P. (“Research L.P.”). Performance of the Nebraska Tax-Free Income Fund is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (“Income Partners”). On the last business day of December 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the “Funds”) succeeded to substantially all of the assets of Partners II, Partners III, Income Partners and Research L.P. (the “Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Funds became investment companies registered with the Securities and Exchange Commission. During these periods, none of the Partnerships were registered under the Investment Company Act of 1940 and therefore were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If any of the Partnerships had been registered under the 1940 Act during these periods, the respective Partnerships’ performance might have been adversely affected.

(b)
Investor Class shares first became available for sale on August 1, 2011. For performance prior to that date, this table includes the actual performance of the Fund’s Institutional Class (and uses the actual expenses of the Fund’s Institutional Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Investor Class would have been substantially similar to, yet lower than, the performance of the Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

(c)
Starting January 1, 2011, these performance numbers reflect the deduction of the Research Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund’s Prospectus, are 1.85% (gross) and 0.92% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2013.

4 Weitz  Funds

LETTER TO SHAREHOLDERS
JANUARY 1, 2013

Dear Fellow Shareholder:

For all the handwringing about the “fiscal cliff,” the European debt crisis, Hurricane Sandy, a slowdown in China, and turmoil all over the Middle East, 2012 turned out to be a very good year for the stock market and our Funds. The deeper structural problems of paying for promised healthcare and other social programs, in both the U.S. and Europe, went mostly unaddressed, and certainly not solved. We’ll discuss our take on where we stand entering 2013, but first we can enjoy the 2012 results.

Our stock funds were positioned fairly defensively most of the year. As prices rose in the face of deteriorating economic fundamentals, we trimmed positions and ended the year with substantial cash reserves (18-31%). In a year when the S&P 500 rose +16.0%, cash was a drag on performance, but our stock funds earned respectable-to-very good returns. The short-term patterns of returns of our stock funds vary, reflecting the funds’ market cap mandates and portfolio manager tactics, but the underlying investment philosophy is the same for all. The 3-year returns (period of market recovery) and 5-year returns (beginning near previous market peak) show more tightly clustered results.

	Period Ended 12/31/2012
	1 Year	3 Year	5 Year

Value	13.2%	12.9%	1.7%
Partners Value	17.9	15.4	4.6
Hickory	19.0	18.8	6.0
Partners III –
Institutional Class	12.9	16.6	8.1
Research	5.7	12.8	6.7
S&P 500	16.0	10.9	1.7

The table on the page opposite this letter shows results for each of our Funds over various measuring periods along with results for the appropriate benchmark for each Fund.

If stocks were “fairly-priced” most of the year, bond prices moved from “over-priced” to “extremely over-priced.” The Federal Reserve’s attempts to stimulate the economy by pushing interest rates to artificially low levels and the continuing exodus of individual investors from stocks (and stock funds) to the apparent safety of bonds kept bonds firmly in “unattractive” territory. Given this handicap, results for both our balanced and fixed income funds were very good.

The Balanced Fund had an excellent year, earning a total return of +10.9%. The Short-Intermediate (Institutional Class) and Nebraska Tax-Free Funds earned total returns of +4.0% and +2.1%, respectively. As it turned out, we could have earned higher coupon interest and capital gains with longer-term bonds, but Brad Hinton (manager of the Balanced Fund) and Tom Carney (manager of the Short-Intermediate and Nebraska Tax-Free Funds) maintained very defensive (short average maturity and duration) portfolios all year. There are very few “sure things” in investing, but we feel certain that interest rates will move higher in coming years. The arithmetic of bond pricing means that capital depreciation is likely to more than offset the higher coupon (cash interest payment) on longer-term bonds when rates begin rising. (Bond prices go down when interest rates rise, and the longer the time to maturity of the bond, the further the price falls.)

Portfolio Review
Our companies generally performed well in 2012 despite slowing economic growth in many parts of the world and recession in Europe. All companies are cyclical to some extent, but good companies can usually find ways to adapt to changing conditions and cope with sluggish economic growth. They may cut costs, adjust product lines and marketing efforts, make acquisitions, take advantage of low interest rates to extend maturities and lower interest expense, and buy back their own shares to help maintain earnings per share growth in a soft economic environment. We have always been partial to companies whose financial strength and management mindsets allow them to take advantage of adversity.

The “Portfolio Manager’s Discussion and Analysis” (MD&A) sections for each Fund provide detail as to what “worked” for each Fund (and what did not). Gains were spread broadly throughout the portfolios, but a few stocks made important contributions to several of our Funds: Redwood Trust (+79%) and various Liberty Media offspring (Liberty Media +49%, Liberty Global +49%, Liberty Interactive +37%, Liberty Ventures +51% and Ascent Media +22%). We added a few new companies to the portfolios (DIRECTV, Express Scripts, CACI, TransDigm, Range Resources, Sapient and FTI Consulting) and our analysts have found several others that we would like to own at lower prices.

weitzfunds.com 5

Our stock funds held substantial amounts of cash at year-end, ranging from 18% in Research to 31% in Hickory. High levels of cash reserves reflect (high) valuation levels of the stocks we would like to own rather than a market timing call. We are waiting patiently for bargains to emerge. Given the state of the world, it seems likely that we will have good opportunities to buy from time to time.

Outlook
We write regularly about the fact that “uncertainty” is a natural part of investing life. The financial media and the general conversation among investors seem to overemphasize less important near-term factors (“fiscal cliff”) and ignore more serious long-term issues (unsustainable entitlement spending and structural budget deficits). The big problems are real, and if not addressed and solved, they could eventually lead to the catastrophes that are predicted by the prophets of doom. However, U.S. political and business leaders almost always make enough incremental changes to allow for the economy and the country to “muddle through.” To paraphrase Churchill, they eventually do the right thing…after exhausting all the other possibilities.

Pollyanna investors are occasionally crushed by real bear markets and super bears tend to miss most of the long-term growth in capital that stocks can provide. Finding the right middle ground of intelligent risk-taking is part of the “art” of investing. Stock picking mistakes and occasional market corrections are inevitable. There will even be (very) occasional major bear markets like 1973-74 and 2008-09. The trick is to hold portfolios of strong companies that can compound value over long periods of time and to minimize permanent loss of capital in the down markets.

We like our companies and their prospects for future growth. We expect plenty of “seismic activity” in the financial markets in 2013 (next up, debt ceiling debate?), but we do not expect a repeat of the “big one” that shook the financial world four years ago. We have plenty of cash available to take advantage of opportunities, and we are optimistic about the outlook for the new year.

Our annual meeting will be held at 4:30 p.m. on May 23rd at a new location for our 30th Anniversary - Happy Hollow Country Club in Omaha, NE. As usual, the format will be primarily Q&A with the portfolio managers and analysts. We look forward to seeing you there.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzfunds.com	brad@weitzfunds.com

6 Weitz Funds

ANALYST CORNER
A PERSPECTIVE ON FLIR SYSTEMS

By David Perkins, CFA
FLIR Systems designs, manufactures and sells infrared sensors and systems for use in commercial, industrial and government markets across the globe. FLIR’s products are used primarily to enhance “perception and awareness” – they allow users to see clearly through darkness, smoke, rain or fog and over long distances (greater than 9 miles) with a high degree of accuracy. The company’s thermal imagers allow very precise temperature measurements, useful in preventative maintenance and improving energy efficiency. As all physical matter emits infrared radiation, FLIR’s technology can be applied across a host of applications ranging from tactical defense weaponry to recreational boating.

Growing Adoption
The infrared industry has changed dramatically over the last ten years. The earliest thermal imagers were used primarily in expensive, high-resolution military applications. Commercial and industrial use was limited, primarily due to cost. Unlike many technologies that cut their teeth in the defense business, FLIR’s was commercially developed which enabled the company to market and sell its products across a much broader opportunity set. Management took full advantage, recognizing early the upper hand a size advantage might bestow. Today, individual consumers, small businesses and emergency personnel can purchase infrared cameras for use in security, property maintenance and rescue operations for a small fraction of what similar cameras would have cost five years ago. Use in other areas such as airports, sporting venues, oil and gas refineries, home inspections and even traffic signals has also grown rapidly.

A Meaningful Competitive Advantage
As the largest commercial infrared company in the world, FLIR’s scale, distribution and vertically integrated structure provide a material cost advantage versus peers and, more importantly, set in motion a virtuous cycle that has proven difficult for competitors to disrupt. Over time, management has systematically reinvested a significant portion of profits into lowering the price of its existing products as well as creating new ones. As a result, FLIR has been able to grow the number of infrared camera cores it sells at a compound annual growth rate of 47% over the last 10 years. In sharing scale efficiencies with customers, FLIR reinforces its volume lead, builds additional scale, lowers its cost structure and selling price (thwarting would-be low-end price disruptors), and the cycle repeats. The new product engine is fed by an R&D organization that spends more on commercial infrared each year than all of its competitors combined. These advantages have led to consistent share gains in each of the company’s end markets over the last five years, a trend we expect to continue well into the future.

Return to Growth
Few rear-view mirrors provide images as rosy as FLIR’s. For ten years, the company’s sales and earnings per share grew at compound annual rates north of 20% with a median return on invested capital of approximately 25%. In recent years, however, the U.S. economy’s anemic post-financial crisis recovery, struggles across Western Europe and the winding down of U.S. military activity in Iraq and Afghanistan created stiff headwinds for FLIR’s business. In some cases, sales volumes have not risen enough to offset average selling price declines. As a result, earnings per share have been roughly flat over the past 3 years and the company’s stock price fell from the upper $30s in mid-2011 into the high teens this past fall. The erosion in investor sentiment provided us an opportunity to gradually accumulate a sizeable position with an average cost in the low $20s.

We believe the company is poised to return to growth for several reasons. FLIR’s U.S. defense-related business should be closer to a “steady state” run rate today and demand from new and existing international defense customers continues to grow. While pressure on U.S. and European military budgets creates risk for all government suppliers, it may also provide some unique opportunities for FLIR. Increases in competitive bidding for projects and fixed-price contracting should eventually lead to an increased share of overall spending for low-cost providers like FLIR. And while none of us wants to see armed conflict on any scale, such events would likely boost infrared use. To be clear, we are not banking on growth in the company’s Surveillance segment going forward, but neither do we expect any large decreases. This change alone removes a significant headwind.

As well, the growing use of infrared in well-established commercial markets creates significant opportunity across FLIR’s Thermal Vision & Measurement (TVM) segment. Broader adoption of thermal imaging technology in the $5-6B global security market should provide a nice tailwind given FLIR’s brand, global distribution and modest current market share (~2%). A growing number of auto manufacturers are beginning to provide infrared cameras as an optional safety feature for drivers. While the pace of adoption and ultimate level of penetration is uncertain, selling sensors into a couple million vehicles worldwide each year could provide several hundred million in additional annual revenue. Personal night vision, predictive maintenance and a rebound in maritime markets should also contribute growing streams of earnings and cash flow in the future. At $23, we believe shares remain attractively priced relative to our $35 estimate of business value.

David Perkins, CFA, joined Weitz in January 2004. He graduated from Taylor University in Upland, IN and previously spent three years as an equity analyst with McCarthy Group Asset Management. Dave has been a CFA charterholder since 2009.

weitzfunds.com 7

VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA; Bradley P. Hinton, CFA; &
David A. Perkins, CFA

The Value Fund gained +0.1% during the fourth calendar quarter, in line with the Russell 1000 and modestly ahead of the S&P 500’s -0.4% decline. For the calendar year, the Value Fund gained +13.2% versus advances of +16.0% for the S&P 500 and +16.4% for the Russell 1000. We are for the most part pleased with the Fund’s absolute performance for the year as price appreciation outpaced the Fund’s collective growth in business value.

Stocks ended 2012 on a relatively quiet note given the political and economic drama that dominated headlines for much of the fourth quarter. Flagging GDP growth in the U.S., despite chronic deficit spending and an overly accommodative Federal Reserve, continues to stand in sharp contrast with the seeming complacency demonstrated by many equity investors. The Fund remains relatively defensively positioned against this backdrop, though we were net buyers of stocks during the quarter for only the second time in the past nine quarters. As a result, residual cash stood at roughly 21% of Fund net assets, down from 28% at the end of September. The Fund’s price-to-value ratio remains in attractive territory at 75 cents on the dollar as we enter 2013, roughly unchanged versus a year ago.

Martin Marietta Materials (+14%), Texas Instruments (+13%) and Valeant Pharmaceuticals (+8%) were the largest positive contributors to Fund performance during the fourth quarter. Optimism surrounding a potential improvement in infrastructure demand for aggregates pushed shares of Martin Marietta higher. While funding challenges persist, the company’s competitive position remains firmly entrenched and pricing is once again regaining some momentum. Texas Instruments’ stock advanced as investors anticipated a turn in the analog semiconductor and embedded processor markets. The company’s decision to exit its wireless application processor business and the rapid subsequent elimination of related fixed costs were additional positives. Valeant successfully completed its acquisition of Medicis Pharmaceuticals in mid-December, three to six months ahead of schedule. The addition of Medicis makes Valeant the largest dermatology company in the U.S. and should increase the company’s per share earnings and cash flow by over 20%. CEO Mike Pearson expects another strong year of value-enhancing business development activity during 2013 and the company remains one of the Fund’s least expensive holdings.

On the other side of the ledger, Hewlett-Packard (-16%), natural gas producer Range Resources (-10%) and Microsoft (-9%) were the quarter’s largest detractors. HP’s operational progress is likely to be more uneven than security analysts would collectively prefer. Management’s efforts to better position each of HP’s business segments require investments that dampen nearer-term profitability in exchange for potentially significant longer-term paybacks. While this dynamic is frustrating in the short run, HP finds itself where it is today because predecessors were unwilling to make similarly difficult decisions. We continue to believe that patience will be rewarded from these prices, though we will continue to monitor events closely given the fluid nature of HP’s end markets.

Investor sentiment toward natural gas and natural gas liquids (NGLs) soured during the fourth quarter, pressuring Range Resources’ stock price. The company’s asset quality and execution remain exemplary, however, and we took advantage of the opportunity to add to the Fund’s position late in the quarter. Microsoft fell as expectations for Windows 8 and its new Surface tablet waned. The overall slowdown in enterprise technology spending has certainly not helped, but the combination of lower investor sentiment and a modest earning multiple leave room for above average future performance if Microsoft can execute against its plans.

The Fund initiated a new position in St. Louis-based Express Scripts (ESRX) during the fourth quarter, and added meaningfully to its holdings in DIRECTV. Following the purchase of competitor Medco Health Solutions in April, Express is now the nation’s largest pharmacy benefit manager (PBM), handling roughly one-third of all prescription drugs dispensed each year. The Medco combination effectively creates a duopoly with CVS Caremark in the large employer and large health plan segments. This new industry structure, together with continued tailwinds from brand-to-generic drug conversions, growth in the use of specialty pharmaceuticals and opportunities for additional membership via the Affordable Care Act, provides a favorable backdrop for continued growth over the next 3-5 years. As importantly, Express Scripts’ business boasts attractive entry barriers, is highly capital efficient and run by a talented and shareholder-friendly management team. The stock’s sharp decline in early November provided an attractive entry point, and we would happily add to the Fund’s position should the risk/reward become incrementally attractive.

The Value Fund invests primarily in our best larger company ideas. The Fund’s weighted average market cap is approximately $37 billion vs. $25 billion for the S&P 500. Portfolio concentration remains consistent with historical ranges with the Fund’s top twenty holdings representing roughly two-thirds of net assets as of calendar year end.

New and Eliminated Securities for Quarter Ended December 31, 2012
New ($mil)		Eliminations ($mil)
Express Scripts	$22.4	None

8 Weitz Funds

VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Value	0.1%	13.2%	12.9%	1.7%	5.6%	6.8%	9.9%	10.8%
S&P 500	-0.4	16.0	10.9	1.7	7.1	4.5	8.2	9.7
Russell 1000	0.1	16.4	11.1	1.9	7.5	4.8	8.3	9.9
Russell 1000 Value	1.5	17.5	10.9	0.6	7.4	5.3	9.1	10.2

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 2002 through December 31, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1
2002	-17.1	-22.1	5.0
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
2010	19.9	15.1	4.8
2011	6.1	2.1	4.0
2012	13.2	16.0	-2.8
Since Inception:
Cumulative
Return	1,226.7	1,007.3	219.4
Avg. Annual
Return	10.2	9.4	0.8

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.20% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 47 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com  9

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway, Inc. - CL B	5.9%
Valeant Pharmaceuticals International, Inc.	5.7
Aon plc - CL A	5.2
Hewlett-Packard Co.	4.1
Texas Instruments, Inc.	3.7
Wells Fargo & Co.	3.5
Martin Marietta Materials, Inc.	3.5
Liberty Global, Inc. - Series C	3.3
United Parcel Service, Inc. - CL B	3.2
Omnicom Group, Inc.	3.2
% of Net Assets	41.3%

Industry Sectors
Information Technology	17.2%
Consumer Discretionary	17.0
Financials	14.6
Health Care	8.2
Energy	7.9
Materials	5.8
Consumer Staples	5.0
Industrials	3.2
Cash Equivalents/Other	21.1
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2012
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Martin Marietta Materials, Inc.	14.3%	3.4%	0.47%
Texas Instruments, Inc.	13.1	3.7	0.45
Valeant Pharmaceuticals International, Inc.	8.1	5.3	0.43
Aon plc - CL A	6.6	5.1	0.33
Liberty Interactive Corp. - Series A	6.4	2.6	0.17

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2012
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Hewlett-Packard Co.	(15.7)%	3.7%	(0.56)%
Range Resources Corp.	(10.0)	2.9	(0.31)
Microsoft Corp.	(9.5)	2.8	(0.28)
Apache Corp.	(9.0)	2.4	(0.24)
Target Corp.	(6.2)	3.1	(0.19)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

10 Weitz Funds

VALUE FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2012 • (UNAUDITED)

COMMON STOCKS — 78.9%	Shares	Value
Information Technology — 17.2%
Computers & Peripherals — 6.3%
Hewlett-Packard Co.	2,570,000	$36,622,500
Dell, Inc.	2,000,000	20,260,000
		56,882,500
Semiconductors — 3.7%
Texas Instruments, Inc.	1,080,000	33,415,200
Internet Software & Services — 3.0%
Google, Inc. - CL A*	37,500	26,601,375
Software — 2.7%
Microsoft Corp.	900,000	24,057,000
IT Services — 1.5%
Accenture plc - CL A	200,000	13,300,000
		154,256,075
Consumer Discretionary — 17.0%
Cable & Satellite — 6.4%
Liberty Global, Inc. - Series C*	500,000	29,375,000
DIRECTV*	550,000	27,588,000
		56,963,000
Advertising — 3.2%
Omnicom Group, Inc.	575,000	28,727,000
Multiline Retail — 3.0%
Target Corp.	450,000	26,626,500
Internet & Catalog Retail — 2.6%
Liberty Interactive Corp. - Series A*	1,200,000	23,616,000
Movies & Entertainment — 1.8%
The Walt Disney Co.	325,000	16,181,750
		152,114,250
Financials — 14.6%
Property & Casualty Insurance — 5.9%
Berkshire Hathaway, Inc. - CL B*	590,000	52,923,000
Insurance Brokers — 5.2%
Aon plc - CL A	845,410	47,004,796
Commercial Banks — 3.5%
Wells Fargo & Co.	925,000	31,616,500
		131,544,296
Health Care — 8.2%
Pharmaceuticals — 5.7%
Valeant Pharmaceuticals International, Inc.*	850,000	50,804,500
Health Care Services — 2.5%
Express Scripts Holding Co.*	420,000	22,680,000
		73,484,500
Energy — 7.9%
Oil & Gas Exploration & Production — 7.9%
Range Resources Corp.	430,000	27,016,900
Southwestern Energy Co.*	675,000	22,551,750
Apache Corp.	275,000	21,587,500
		71,156,150

	Principal
	amount
	or shares	Value
Materials — 5.8%
Construction Materials — 3.5%
Martin Marietta Materials, Inc.	330,000	$31,112,400
Industrial Gases — 1.5%
Praxair, Inc.	125,000	13,681,250
Fertilizers & Agricultural Chemicals — 0.8%
The Mosaic Co.	125,000	7,078,750
		51,872,400
Consumer Staples — 5.0%
Food & Staples Retailing — 2.5%
CVS Caremark Corp.	460,000	22,241,000
Beverages — 2.5%
Diageo plc - Sponsored ADR	115,000	13,406,700
Anheuser-Busch InBev SA/NV -
Sponsored ADR	100,000	8,741,000
		22,147,700
		44,388,700
Industrials — 3.2%
Air Freight & Logistics — 3.2%
United Parcel Service, Inc. - CL B	390,000	28,754,700
Total Common Stocks
(Cost $571,716,813)		707,571,071

CASH EQUIVALENTS — 21.5%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	5,344,899	5,344,899
U.S. Treasury Bills, 0.07% to 0.15%,
1/17/13 to 5/09/13(b)	$187,000,000	186,979,736
Total Cash Equivalents
(Cost $192,297,216)		192,324,635
Total Investments in Securities
(Cost $764,014,029)		899,895,706
Other Liabilities in Excess of Other Assets — (0.4%)		(3,189,253)
Net Assets — 100.0%		$896,706,453
Net Asset Value Per Share		$34.05

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at December 31, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

weitzfunds.com 11

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Bradley P. Hinton, CFA

The Partners Value Fund posted a solid quarter to close out a strong year. The Fund returned +2.9% in the fourth calendar quarter, compared to a -0.4% return for the S&P 500 and a +0.3% return for the Russell 3000. For the calendar year, the Fund gained 17.9% compared to a 16.0% increase for the S&P 500 and a 16.4% gain for the Russell 3000.

Mortgage investor Redwood Trust provided the largest contribution to the Fund’s returns for both the quarter (+19%) and the year (+79%). Redwood has been diligently investing and building out flexible loan platforms, and these efforts are paying off for the company and its shareholders. Both the residential and commercial businesses have clear momentum heading into 2013, and we think Redwood remains squarely on its path, as they put it, to “deliver a growing stream of attractive, sustainable earnings and dividends.”

Iconix Brand Group (+22% for the quarter) delivered healthy gains as the company purchased global soccer brand Umbro to add to its stable of licensing agreements that deliver predictable revenue and cash flow. As a group our technology investments also fared well in the quarter, especially compared to the broader tech sector which had poor returns. Increases at Texas Instruments (+13%) and FLIR Systems (+12%) more than offset declines at Hewlett-Packard (-16%) and Microsoft (-9%). Valeant Pharmaceuticals (+8%) closed the Medicis acquisition ahead of schedule, strengthening the company’s dermatology franchise.

Our energy stocks detracted moderately from results in an otherwise solid quarter. SandRidge Energy (-9%) inked a deal to sell its cash-flowing Permian Basin assets, surprising investors with another shift in strategic direction. The company is focusing more heavily on the Mississippi Lime formation, where recent drilling results have been solid yet ‘less good’ than initial lofty expectations. We continue to think that SandRidge’s assets are worth substantially more than the share price would indicate. An activist investor is pushing for a restructuring or sale of the company, so stay tuned for additional developments in the New Year.

Portfolio activity was fairly light during the fourth quarter. We continued to build the Fund’s positions in DIRECTV and Coinstar at more attractive prices. We also “averaged down” on Hewlett-Packard after re-checking our assumptions, as the shares fell farther out of favor. While we did not add any new stocks, we did close out three highly successful investments. Eagle Materials and Texas Industries both hit our value estimates as perceptions of housing-related stocks quickly shifted from trash to treasure. Finally, we sold long-time holding Comcast at significant gains as cable stocks benefited from voracious investor appetite for steady cash flows and dividend streams. Some sales are harder than others, and we would like to thank Brian Roberts for his stewardship over the years. We would gladly partner with Brian and his capable team again at the right price.

Residual cash closed the year at just under 25% of net assets. With stock prices generally rising faster than business values during 2012, we like having some liquidity. Our research approach, as always, is to keep adding companies to our growing on-deck list while we patiently wait for bargains to surface. We look forward to updating you on our progress in the coming quarters.

Partners Value is a flexible, multi-cap fund that invests in companies of all sizes. The portfolio remains tilted to larger companies with strong competitive positions, relatively stable cash flows, able managements and sturdy balance sheets. Over 60% of the Fund’s equity holdings are in large-cap companies (market capitalization greater than $10B), with the remainder split between medium-sized and smaller businesses.

New and Eliminated Securities for Quarter Ended December 31, 2012
New ($mil)	Eliminations ($mil)
None	Comcast	$11.7
	Texas Industries	9.0
	Eagle Materials	3.1

12 Weitz Funds

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25Year
Partners Value	2.9%	17.9%	15.4%	4.6%	7.0%	7.8%	11.0%	11.5%
S&P 500	-0.4	16.0	10.9	1.7	7.1	4.5	8.2	9.7
Russell 3000	0.3	16.4	11.2	2.0	7.7	4.8	8.3	9.8
Russell 3000 Value	1.7	17.5	10.9	0.8	7.5	5.4	9.1	10.3

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 2002 through December 31, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners		Relative
	Value	S&P 500	Results
Year	(1)	(2)	(1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5
1999	22.1	21.0	1.1
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8
2010	27.5	15.1	12.4
2011	2.2	2.1	0.1
2012	17.9	16.0	1.9
Since Inception:
Cumulative
Return	3,049.2	1,739.0	1,310.2
Avg. Annual
Return	12.4	10.3	2.1

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.20% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 47 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com 13

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Aon plc - CL A	4.2%
Berkshire Hathaway, Inc. - CL B	4.2
Redwood Trust, Inc.	4.1
Valeant Pharmaceuticals International, Inc.	3.7
Texas Instruments, Inc.	3.5
Wells Fargo & Co.	3.4
FLIR Systems, Inc.	3.3
Iconix Brand Group, Inc.	3.3
Liberty Global, Inc. - Series C	3.1
Target Corp.	2.8
% of Net Assets	35.6%

Industry Sectors
Consumer Discretionary	23.3%
Information Technology	17.4
Financials	15.9
Health Care	8.8
Energy	6.1
Materials	2.2
Consumer Staples	1.9
Cash Equivalents/Other	24.4
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Redwood Trust, Inc.	18.6%	3.9%	0.69%
Iconix Brand Group, Inc.	22.4	2.9	0.61
Texas Instruments, Inc.	13.1	3.3	0.42
FLIR Systems, Inc.	12.1	3.0	0.36
Valeant Pharmaceuticals International, Inc.	8.1	3.5	0.29

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Hewlett-Packard Co.	(15.7)%	2.3%	(0.35)%
Microsoft Corp.	(9.5)	2.2	(0.24)
SandRidge Energy, Inc.	(8.9)	2.4	(0.23)
Target Corp.	(6.2)	3.0	(0.19)
Laboratory Corp. of America Holdings	(6.3)	2.5	(0.18)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

14 Weitz Funds

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2012 • (UNAUDITED)

COMMON STOCKS — 75.6%	Shares	Value
Consumer Discretionary — 23.3%
Cable & Satellite — 5.1%
Liberty Global, Inc. - Series C*	380,000	$22,325,000
DIRECTV*	300,000	15,048,000
		37,373,000
Internet & Catalog Retail — 3.3%
Liberty Interactive Corp. - Series A*	950,000	18,696,000
Liberty Ventures - Series A*	80,705	5,468,571
		24,164,571
Textiles, Apparel & Luxury Goods — 3.3%
Iconix Brand Group, Inc.*	1,066,700	23,808,744
Multiline Retail — 2.8%
Target Corp.	350,000	20,709,500
Hotels, Restaurants & Leisure — 2.6%
Interval Leisure Group, Inc.	1,000,000	19,390,000
Broadcasting — 2.5%
Liberty Media Corp. -
Liberty Capital - Series A*	155,000	17,981,550
Movies & Entertainment — 1.9%
Live Nation Entertainment, Inc.*	1,530,626	14,250,128
Specialized Consumer Services — 1.8%
Coinstar, Inc.*	250,000	13,002,500
		170,679,993
Information Technology — 17.4%
Computers & Peripherals — 4.5%
Hewlett-Packard Co.	1,250,000	17,812,500
Dell, Inc.	1,500,000	15,195,000
		33,007,500
Internet Software & Services — 4.0%
Google, Inc. - CL A*	28,000	19,862,360
XO Group, Inc.*	1,000,000	9,300,000
		29,162,360
Semiconductors — 3.5%
Texas Instruments, Inc.	825,000	25,525,500
Electronic Equipment & Instruments — 3.3%
FLIR Systems, Inc.	1,075,000	23,983,250
Software — 2.1%
Microsoft Corp.	575,000	15,369,750
		127,048,360
Financials — 15.9%
Insurance Brokers — 4.2%
Aon plc - CL A	550,000	30,580,000
Property & Casualty Insurance — 4.2%
Berkshire Hathaway, Inc. - CL B*	340,000	30,498,000
Mortgage REIT’s — 4.1%
Redwood Trust, Inc.	1,800,000	30,402,000
Commercial Banks — 3.4%
Wells Fargo & Co.	725,000	24,780,500
		116,260,500

	Principal
	amount
	or shares	Value
Health Care — 8.8%
Health Care Services — 5.1%
Omnicare, Inc.	540,000	$19,494,000
Laboratory Corp. of America Holdings*	210,000	18,190,200
		37,684,200
Pharmaceuticals — 3.7%
Valeant Pharmaceuticals International, Inc.*	450,000	26,896,500
		64,580,700
Energy — 6.1%
Oil & Gas Exploration & Production — 6.1%
SandRidge Energy, Inc.*	2,700,000	17,145,000
Southwestern Energy Co.*	460,000	15,368,600
Apache Corp.	150,000	11,775,000
		44,288,600
Materials — 2.2%
Construction Materials — 2.2%
Martin Marietta Materials, Inc.	172,500	16,263,300
Consumer Staples — 1.9%
Food & Staples Retailing — 1.9%
CVS Caremark Corp.	285,000	13,779,750
Total Common Stocks
(Cost $442,153,292)		552,901,203

CASH EQUIVALENTS — 25.1%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	8,543,738	8,543,738
U.S. Treasury Bills, 0.03% to 0.15%,
1/17/13 to 5/09/13(b)	$175,000,000	174,976,580
Total Cash Equivalents
(Cost $183,491,893)		183,520,318
Total Investments in Securities
(Cost $625,645,185)		736,421,521
Other Liabilities in Excess of Other Assets — (0.7%)		(4,844,095)
Net Assets — 100.0%		$731,577,426
Net Asset Value Per Share		$24.81

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at December 31, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

weitzfunds.com 15

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz, CFA

The Partners III Opportunity Fund posted a strong quarter to close out a solid year. The Fund’s Institutional Class returned +3.4% in the fourth calendar quarter, compared to a -0.4% return for the S&P 500 and a +0.3% return for the Russell 3000. For the calendar year, the Fund’s Institutional Class gained 12.9% compared to a 16.0% increase for the S&P 500 and a 16.4% gain for the Russell 3000. Double-digit returns are always respectable, and the Fund finished the year on a high note after a slower start.

Several factors that hampered the Fund’s relative results earlier in 2012 reversed in the fourth quarter. First, our technology investments performed reasonably well on balance, especially compared to the broader tech sector which had poor returns. Gains at Texas Instruments (+13%) and FLIR Systems (+12%) more than offset Hewlett-Packard’s decline (-16%) during the quarter. Second, many of our core stock holdings handily outperformed the broad, unmanaged indices that we are short. This approach of ‘taking larger swings at our favorite investments’ is a key element of PIII’s strategy. Several examples are highlighted in the following paragraph. Third, our defensive positioning did not dampen relative results in a fourth quarter market that was basically flat.

Iconix Brand Group (+22%) alone contributed more than a full percent to the Fund’s return for the quarter. The company purchased global soccer brand Umbro to add to its stable of licensing agreements that deliver predictable revenue and cash flow. Redwood Trust (+19%) remains squarely on its path, as they put it, to “deliver a growing stream of attractive, sustainable earnings and dividends.” Both the residential and commercial platforms have clear momentum heading into 2013. Valeant Pharmaceuticals (+8%) closed the Medicis acquisition ahead of schedule, strengthening the company’s dermatology franchise. Valeant had a terrific year, and best of all we think business value has grown even faster than the stock price. Finally, Liberty Media Corp. increased another 11% as the company edged closer to controlling SiriusXM Radio.

Our energy stocks detracted from results in an otherwise strong quarter. SandRidge Energy (-9%) inked a deal to sell its cash-flowing Permian Basin assets, surprising investors with another shift in strategic direction. The company is focusing more heavily on the Mississippi Lime formation, where recent drilling results have been solid yet ‘less good’ than initial lofty expectations. We continue to think that SandRidge’s assets are worth substantially more than the share price would indicate. An activist investor is pushing for a restructuring or sale of the company, so stay tuned for additional developments in the New Year.

Portfolio activity picked up a bit during the fourth quarter. We added Coinstar back to the Fund (again) after the stock fell into the low $40s. The company is poised to generate substantial discretionary cash flow from its network of Redbox DVD kiosks, and our view is that management will re-invest that capital wisely. We also built a substantially larger position in DIRECTV, which is now one of our ten largest holdings.

We sold Ascent Capital Group as the stock approached our value estimate after delivering outsized returns over the past two years. We eliminated Texas Industries at a gain as the housing-related rally continued to gain steam. We also closed out our small Groupon position at a loss. Finally, we trimmed a few stocks to manage position sizes as the discounts to value narrowed. Examples include Liberty Media Corp. and Liberty Interactive, mainstay holdings that no longer warrant heavily overweight position sizes. For the most part, though, we let the “winners” run in cases where we still like the risk-reward at today’s price levels.

Partners III Opportunity has the broadest toolkit of our equity funds. The Fund invests in companies of all sizes and typically maintains short positions. Partners III is approximately 78% “net long” at quarter end, up from roughly 71% in September. Our long positions rose to 99% of net assets, while our effective short positions represent 21% of net assets. The Fund’s shorts include small, mid and large-cap stock ETF’s.

New and Eliminated Securities for Quarter Ended December 31, 2012
New ($mil)		Eliminations ($mil)
Coinstar	$13.8	Ascent Capital Group	$9.1
		Texas Industries	5.7
		Groupon	1.0

16 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25Year
Partners III – Institutional Class	3.4%	12.9%	16.6%	8.1%	10.4%	9.5%	12.9%	13.0%
S&P 500	-0.4	16.0	10.9	1.7	7.1	4.5	8.2	9.7
Russell 3000	0.3	16.4	11.2	2.0	7.7	4.8	8.3	9.8
Russell 3000 Value	1.7	17.5	10.9	0.8	7.5	5.4	9.1	10.3

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in Partners III – Institutional Class for the period March 31, 2002 through December 31, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners III	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7
1999	10.6	21.0	-10.4
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5
2010	33.0	15.1	17.9
2011	5.6	2.1	3.5
2012	12.9	16.0	-3.1
Since Inception:
Cumulative
Return	3,689.9	1,739.0	1,950.9
Avg. Annual
Return	13.1	10.3	2.8

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent Prospectus are 1.49% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 47 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com 17

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	6.7%
Wells Fargo & Co.	5.9
Iconix Brand Group, Inc.	5.4
Redwood Trust, Inc.	4.6
Aon plc - CL A	4.6
Berkshire Hathaway, Inc. - CL B	4.5
SandRidge Energy, Inc.	4.4
DIRECTV	4.3
Hewlett-Packard Co.	4.3
Texas Instruments, Inc.	4.3
% of Net Assets	49.0%

Industry Sectors
Consumer Discretionary	34.1%
Information Technology	20.4
Financials	19.6
Health Care	13.5
Energy	9.0
Materials	2.3
Industrials	0.5
Securities Sold Short	(14.3)
Short Proceeds/Other	14.9
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Iconix Brand Group, Inc.	22.4%	4.9%	1.04%
Redwood Trust, Inc.	18.6	4.3	0.75
Texas Instruments, Inc.	13.1	4.2	0.54
Valeant Pharmaceuticals International, Inc.	8.1	6.3	0.52
Liberty Media Corp. - Liberty Capital - Series A	11.4	3.8	0.42

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
SandRidge Energy, Inc.	(8.9)%	4.4%	(0.44)%
Hewlett-Packard Co.	(15.7)	4.8	(0.39)
National CineMedia, Inc.	(12.3)	2.3	(0.31)
Range Resources Corp.	(10.0)	2.5	(0.27)
Laboratory Corp. of America Holdings	(6.3)	2.9	(0.20)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

18 Weitz Funds

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2012 • (UNAUDITED)

COMMON STOCKS — 99.4%	Shares	Value
Consumer Discretionary — 34.1%
Cable & Satellite — 8.0%
DIRECTV*	500,000	$25,080,000
Liberty Global, Inc. - Series C* (b)	365,000	21,443,750
		46,523,750
Textiles, Apparel & Luxury Goods — 5.4%
Iconix Brand Group, Inc.*	1,400,000	31,248,000
Broadcasting — 4.8%
Liberty Media Corp. -
Liberty Capital - Series A* (b)	190,000	22,041,900
Cumulus Media, Inc. - CL A*	2,100,000	5,607,000
		27,648,900
Movies & Entertainment — 4.2%
Live Nation Entertainment, Inc.*	2,600,000	24,206,000
Internet & Catalog Retail — 4.0%
Liberty Interactive Corp. - Series A* (b)	850,000	16,728,000
Liberty Ventures - Series A* (b)	100,000	6,776,000
		23,504,000
Specialized Consumer Services — 2.7%
Coinstar, Inc.* (b)	300,000	15,603,000
Hotels, Restaurants & Leisure — 2.7%
Interval Leisure Group, Inc.	800,000	15,512,000
Advertising — 2.3%
National CineMedia, Inc.	950,000	13,423,500
		197,669,150
Information Technology — 20.4%
Computers & Peripherals — 7.5%
Hewlett-Packard Co.	1,750,000	24,937,500
Dell, Inc.(b)	1,800,000	18,234,000
		43,171,500
Semiconductors — 4.3%
Texas Instruments, Inc.	800,000	24,752,000
Internet Software & Services — 3.8%
Google, Inc. - CL A* (b)	20,000	14,187,400
XO Group, Inc.*	850,000	7,905,000
		22,092,400
Electronic Equipment & Instruments — 3.1%
FLIR Systems, Inc.	800,000	17,848,000
Software — 1.7%
Microsoft Corp.	380,000	10,157,400
		118,021,300
Financials — 19.6%
Commercial Banks — 5.9%
Wells Fargo & Co.(b)	1,000,000	34,180,000
Mortgage REIT’s — 4.6%
Redwood Trust, Inc.(b)	1,580,000	26,686,200
Insurance Brokers — 4.6%
Aon plc - CL A(b)	475,000	26,410,000
Property & Casualty Insurance — 4.5%
Berkshire Hathaway, Inc. - CL B* (b)	290,000	26,013,000
		113,289,200

	Shares	Value
Health Care — 13.5%
Health Care Services — 6.8%
Omnicare, Inc.(b)	610,000	$22,021,000
Laboratory Corp. of America Holdings* (b)	200,000	17,324,000
		39,345,000
Pharmaceuticals — 6.7%
Valeant Pharmaceuticals International, Inc.* (b) 650,000		38,850,500
		78,195,500
Energy — 9.0%
Oil & Gas Exploration & Production — 9.0%
SandRidge Energy, Inc.*	4,000,000	25,400,000
Range Resources Corp.(b)	220,000	13,822,600
Southwestern Energy Co.*	200,000	6,682,000
Apache Corp.(b)	80,000	6,280,000
		52,184,600
Materials — 2.3%
Construction Materials — 2.3%
Martin Marietta Materials, Inc.(b)	140,000	13,199,200
Industrials — 0.5%
Machinery — 0.5%
Intelligent Systems Corp.* # †	2,270,000	3,107,630
Total Common Stocks
(Cost $451,100,756)		575,666,580

	Expiration	Shares
PUT	date/	subject
OPTIONS* — 0.1%	Strike price	to option	Value
Put Options
S&P 500 Index	Feb. 2013 / $1,350	20,000	240,000
S&P 500 Index June	2013 / $1,375	10,000	512,000
Total Put Options
(premiums paid $1,768,750)			752,000

CASH EQUIVALENTS — 0.2%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $987,380)	987,380	$987,380
Total Investments in Securities
(Cost $453,856,886)		577,405,960
Due From Broker(b) — 13.8%		79,744,680
Securities Sold Short — (13.6%)		(78,525,100)
Options Written — (0.7%)		(4,377,150)
Other Assets Less Other Liabilities — 0.8%		4,819,461
Net Assets — 100.0%		$579,067,851
Net Asset Value Per Share - Institutional Class		$12.60
Net Asset Value Per Share - Investor Class		$12.55

weitzfunds.com 19

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

SECURITIES SOLD SHORT — (13.6%)	Shares	Value
Ishares Russell 2000 Fund	320,000	(26,972,800)
Ishares Russell 2000 Value Fund	130,000	(9,816,300)
Ishares Russell Midcap Fund	180,000	(20,358,000)
SPDR S&P 500 ETF Trust	150,000	(21,378,000)
Total Securities Sold Short
(proceeds $73,023,229)		$(78,525,100)

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Coinstar, Inc.	Jan. 2013 / $47.50	100,000	$(495,000)
Coinstar, Inc.	Feb. 2013 / $52.50	50,000	(163,750)
Coinstar, Inc.	April 2013 / $50	100,000	(560,000)
Coinstar, Inc.	April 2013 / $52.50	50,000	(212,500)
Valeant Pharmaceuticals
International, Inc.	April 2013 / $60	50,000	(237,500)
			(1,668,750)
Uncovered Call Options
S&P 500 Index	Feb. 2013 / $1,350	20,000	(1,774,000)
S&P 500 Index	June 2013 / $1,375	10,000	(913,900)
			(2,687,900)
Put Options
Coinstar, Inc.	Jan. 2013 / $40	100,000	(7,500)
Coinstar, Inc.	Jan. 2013 / $42.50	100,000	(13,000)
			(20,500)
Total Options Written
(premiums received $3,577,806)			$(4,377,150)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2012.
(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

20 Weitz Funds

RESEARCH FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Jonathan A. Baker, CFA; Barton B. Hooper, CFA;
David A. Perkins, CFA; & Andrew S. Weitz

While positive returns for the year offer some consolation, the fourth calendar quarter proved a disappointing capper to a still poorer year. The Research Fund declined -2.2% in the final stanza, compared to -0.4% for the S&P 500, a +0.3% return for the Russell 3000 and +1.7% for the Russell 3000 Value Indices. For the calendar year 2012, the Fund returned +5.7% compared with +16.0% for the S&P 500, +16.4% for the Russell 3000 and +17.5% for the Russell 3000 Value.

The primary culprit in the Fund’s most recent quarter was KIT digital (-75%), which alone applied a -3.8% drag to the Fund’s return. We ultimately closed this disappointing investment upon concluding that new management would be unable to repair the company’s damaged balance sheet. Likewise, ITT Education (-46%) was again a significant detractor from returns as continuing weak enrollment trends added to worries about its own balance sheet. Finally, though none proved individually meaningful to the portfolio, the lackluster performance of Microsoft (-9%), Hewlett-Packard (-16%) and Apple (-20%) combined to reflect the market’s dismal view of near-term technology spending.

Positive contributions from the likes of Coinstar (+16%), FTI Consulting (+24%) and FLIR Systems (+12%) failed to offset the damage discussed above. Of the quarter’s decliners, ITT, Microsoft and Hewlett, along with prior quarter new-comer, DIRECTV, each received significant additional investment capital during the period. In each case, we believe worries around near-term business performance have pushed the stocks to well below long-term business value. As these cheap stocks became cheaper still, we grew our commitment to each.

The Fund’s single new addition in the quarter, Fidelity National Information Systems (“FIS”), is a leading account and payment processor for financial institutions worldwide. Over 75% of FIS’ revenue is recurring in nature, likely providing ballast were the economic climate to deteriorate. With payment volumes currently rising at double-digit rates and an increasingly impactful international operation growing apace, we believe FIS can compound business value for the foreseeable future.

When considering the full 2012 calendar year, KIT digital (-83%) had a negative impact of -5.0% on the Fund. So too, while 2012 was a strong year for stocks in general, and for financial and technology stocks in particular, the Fund’s relatively light allocation to these sectors (and relatively heavier cash allocation) resulted in the Fund trailing the S&P 500 by an additional 5.4% for the year. Combined, these headwinds account for the vast majority of the Fund’s shortfall relative to the indices mentioned above.

The Fund’s recent underperformance affords an unwelcome opportunity to review its construction. We expect that the Fund’s investment portfolio will vary considerably from portfolios that follow stock market indices. This means the Fund may hold large positions in any single stock (e.g., KIT digital) and maintain cash balances (averaging 22% of the Fund for 2012) and industry weightings (e.g. financials, at half the S&P 500’s weight) that vary meaningfully from those of the indices. These differences in capital allocation will invariably translate into differences in performance between the Fund and the indices, both in good and bad ways.

Our aim is to help our investors grow their wealth in real terms. We believe these differences in portfolio construction enhance the Fund’s ability to do so. A concentrated portfolio allows the Fund to emphasize our best ideas, be they individual stocks or entire industries. In weakening markets, cash provides both a safe haven from falling stock prices and the dry powder to take advantage of any newly minted bargains. While these differences have, of late, resulted in relative underperformance, they are a frequent by-product of our investment process. That process has allowed the Fund (including its predecessor partnership, and including 2012’s poor results) to outperform the S&P 500 by over 500 basis points per year since 2008. We remain as faithful as ever to it.

Research is a focused, multi-cap equity fund that invests in companies of all sizes. The Fund is managed in a “sleeve” format, with each co-manager responsible for all decisions related to their portion of the portfolio’s assets. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds, including potentially higher levels of concentration, position sizes and turnover within the Fund.

New and Eliminated Securities for Quarter Ended December 31, 2012
New ($000’s)		Eliminations ($000’s)
Fidelity National Information Services	$232	KIT digital	$228

weitzfunds.com 21

RESEARCH FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	Since Inception
Research	-2.2%	5.7%	12.8%	6.7%	5.5%
S&P 500	-0.4	16.0	10.9	1.7	4.6
Russell 3000	0.3	16.4	11.2	2.0	5.0
Russell 3000 Value	1.7	17.5	10.9	0.8	4.0

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period April 1, 2005 through December 31, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Research	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
2005 (4/1/05)	4.0%	7.2%	-3.2%
2006	21.8	15.8	6.0
2007	-13.4	5.5	-18.9
2008	-30.7	-37.0	6.3
2009	38.8	26.5	12.3
2010	30.3	15.1	15.2
2011	4.2	2.1	2.1
2012	5.7	16.0	-10.3
Since Inception:
Cumulative
Return	51.5	42.2	9.3
Avg. Annual
Return	5.5	4.6	0.9

Starting January 1, 2011, these performance numbers reflect the deduction of the Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Fund as stated in its most recent Prospectus are 1.85% (gross) and 0.92% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2013. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 47 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22 Weitz Funds

RESEARCH FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Coinstar, Inc.	10.1%
FLIR Systems, Inc.	6.7
Microsoft Corp.	5.9
Valeant Pharmaceuticals International, Inc.	5.3
Southwestern Energy Co.	4.2
Hewlett-Packard Co.	4.2
Dell, Inc.	4.2
Berkshire Hathaway, Inc. - CL B	4.0
DIRECTV	3.6
Aon plc - CL A	2.9
% of Net Assets	51.1%

Industry Sectors
Information Technology	35.3%
Consumer Discretionary	24.2
Financials	6.9
Health Care	6.5
Energy	4.2
Consumer Staples	3.1
Industrials	2.3
Cash Equivalents/Other	17.5
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Coinstar, Inc.	15.6%	9.1%	1.39%
FTI Consulting, Inc.	23.7	3.9	0.87
FLIR Systems, Inc.	12.1	6.0	0.75
Valeant Pharmaceuticals International, Inc.	8.1	5.1	0.41
XO Group, Inc.	11.4	2.3	0.36

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
KIT digital, Inc.	(84.0)%	2.4%	(3.84)%
ITT Educational Services, Inc.	(46.3)	2.2	(1.29)
Microsoft Corp.	(9.5)	4.6	(0.38)
Hewlett-Packard Co.	(15.7)	3.6	(0.32)
Apple Inc.	(19.7)	1.4	(0.31)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

weitzfunds.com 23

RESEARCH FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2012 • (UNAUDITED)

COMMON STOCKS — 82.5%	Shares	Value
Information Technology — 35.3%
Computers & Peripherals — 9.6%
Hewlett-Packard Co.	50,470	$719,197
Dell, Inc.	70,345	712,595
Apple Inc.	400	213,212
		1,645,004
Software — 7.4%
Microsoft Corp.	37,607	1,005,235
Oracle Corp.	7,700	256,564
		1,261,799
Electronic Equipment & Instruments — 6.7%
FLIR Systems, Inc.	51,470	1,148,296
Internet Software & Services — 5.4%
Google, Inc. - CL A*	659	467,475
XO Group, Inc.*	48,778	453,635
		921,110
IT Services — 4.6%
Sapient Corp.*	29,500	311,520
Fidelity National Information Services, Inc.	7,200	250,632
Accenture plc - CL A	3,300	219,450
		781,602
Semiconductors — 1.6%
Texas Instruments, Inc.	8,700	269,178
		6,026,989
Consumer Discretionary — 24.2%
Specialized Consumer Services — 10.1%
Coinstar, Inc.*	33,029	1,717,838
Cable & Satellite — 3.6%
DIRECTV*	12,220	612,955
Education Services — 2.2%
ITT Educational Services, Inc.*	22,250	385,148
Hotels, Restaurants & Leisure — 2.0%
Interval Leisure Group, Inc.	17,412	337,619
Advertising — 1.8%
National CineMedia, Inc.	22,000	310,860
Textiles, Apparel & Luxury Goods — 1.7%
Iconix Brand Group, Inc.*	13,500	301,320
Movies & Entertainment — 1.4%
The Walt Disney Co.	4,800	238,992
Multiline Retail — 1.4%
Target Corp.	4,000	236,680
		4,141,412
Financials — 6.9%
Property & Casualty Insurance — 4.0%
Berkshire Hathaway, Inc. - CL B*	7,671	688,089
Insurance Brokers — 2.9%
Aon plc - CL A	8,930	496,508
		1,184,597

	Shares	Value
Health Care — 6.5%
Pharmaceuticals — 5.3%
Valeant Pharmaceuticals International, Inc.*	15,030	$898,343
Health Care Services — 1.2%
Omnicare, Inc.	5,620	202,882
		1,101,225
Energy — 4.2%
Oil & Gas Exploration & Production — 4.2%
Southwestern Energy Co.*	21,669	723,961
Consumer Staples — 3.1%
Personal Products — 1.8%
Avon Products, Inc.	22,000	315,920
Food & Staples Retailing — 1.3%
CVS Caremark Corp.	4,560	220,476
		536,396
Industrials — 2.3%
Research & Consulting Services — 2.3%
FTI Consulting, Inc.*	11,704	386,232
Total Common Stocks
(Cost $13,190,511)		14,100,812

CASH EQUIVALENTS — 15.3%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $2,607,530)	2,607,530	2,607,530
Total Investments in Securities
(Cost $15,798,041)		16,708,342
Other Assets less Other Liabilities — 2.2%		379,783
Net Assets — 100.0%		$17,088,125
Net Asset Value Per Share		$9.56

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at December 31, 2012.

24 Weitz Funds

HICKORY FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Andrew S. Weitz

The Hickory Fund returned +3.6% in the fourth calendar quarter, compared with a +3.1% return for the Russell 2500. In the calendar year 2012, the Fund returned +19.0% versus +17.9% for its Russell 2500 benchmark. We were pleased with Hickory’s absolute and relative performance in 2012, especially considering the Fund’s conservative positioning throughout the year.

Iconix Brand Group (+22%) was the Fund’s top performer this quarter. Investors cheered both positive operating results and the acquisition of the Umbro brand from Nike. Umbro is a globally recognized football (soccer) brand that not only broadens the company’s portfolio, but also furthers the goal of generating additional revenue internationally. Management recently raised $600 million of debt capital and remains active with a robust pipeline of potential brand targets. Redwood Trust (+19%) finished an already strong year on a high note. The company’s new commercial loan team closed its first securitization deal (which our Balanced and Short-Intermediate Funds participated in) while the residential team continues to capitalize on newfound investor appetite for the asset class.

Political and economic uncertainties remained the dominant news headlines in the fourth quarter, leading some companies to tighten their purse strings for discretionary investments like advertising. As a result, National CineMedia (-12%) was forced to modestly lower their fourth quarter outlook for the second year in a row. We believe the network’s value continues to grow as advertisers grapple with ad-skipping technologies for television, therefore we used the stock price weakness to add to our holdings. SandRidge Energy (-9%) endured another eventful quarter. In addition to announcing lower than expected drilling results, management surprised investors by announcing the sale of their cash flow generating acreage in the Permian Basin. Combined with SandRidge’s volatile history, these results fanned the flames of an activist investor agitating to replace the board and management. We believe the company’s shares continue to trade at a sizeable discount to net asset value.

The level of portfolio activity was slightly higher this quarter, but with sell orders nearly offsetting our purchases. As such, our cash position declined roughly two percentage points. Our more material changes were purchases of FLIR Systems and Coinstar, and trims to our holdings of Ascent Capital and Aon plc. The Fund exited four positions in the quarter. We tendered our shares of ICTC Group and CIBL, Inc. as both announced buyback programs. Although these were small positions within the Fund, together they netted outsized gains over a long period of time. We sold our remaining shares of Texas Industries as construction materials companies continue to shine. Lastly, we closed our disappointing investment in KIT digital after reaching the conclusion that new management would not be able to repair its damaged balance sheet.

The Fund also initiated two new positions. CACI International is a consulting firm that primarily serves the Department of Defense and other government clients. Services firms typically are capital-lite business models that generate healthy amounts of free cash flow. CACI’s preference is to use its cash flow to buy additional businesses that add capabilities and clients to its stable, although the current environment has not been target rich. Instead, management aggressively acquired its own undervalued shares, buying in nearly 25% of the company in the last 18 months. Of late, investors have fretted over the impact of a potential sequester on the Department of Defense. Although we cannot predict the political outcome, we believe the current share price incorporates a very dire outlook, creating a margin of safety.

We also purchased shares of TransDigm Group, a manufacturer of commercial aerospace components. Aircraft designs are highly specific and the industry tightly regulated for safety reasons. As such, once a TransDigm part is designed into an aircraft, it is almost never replaced by a third party’s competitive product. Given the long life of most commercial platforms, TransDigm often enjoys years of sales to the initial manufacturer and decades more of profitable aftermarket maintenance and repair sales to the airlines. Management has combined this long-term and predictable cash flow stream with a prudent amount of debt to pursue a private-equity like model in consolidating the industry. The combination of a strong and sustainable business operated by highly respected capital allocators led us to make our initial purchase.

Hickory’s cash position was 32% of net assets at quarter end. As a reminder, cash holdings are a residual of the investment opportunity set (or lack thereof.) Although we are comfortable with what we own, in many cases stock prices continue to appreciate faster than the growth of underlying business values. As such, we prefer to patiently wait for more attractive opportunities to put our cash to work, rather than succumb to the pressure to “do something.”

The Hickory Fund invests in our firm’s best smaller company ideas. The Fund’s weighted average market cap is approximately $4.3 billion, reflecting Hickory’s diverse mix of mid-cap and small-cap stocks. The Fund remains relatively concentrated, with the ten largest positions accounting for 38% of net assets.

New and Eliminated Securities for Quarter Ended December 31, 2012
New ($mil)		Eliminations ($mil)
TransDigm Group	$4.0	Texas Industries	$2.7
CACI International	3.8	CIBL	0.9
		KIT digital	0.5
		ICTC Group	0.3

weitzfunds.com 25

HICKORY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year
Hickory	3.6%	19.0%	18.8%	6.0%	9.9%	6.6%
Russell 2500	3.1	17.9	13.3	4.3	10.5	7.4
Russell 2500 Value	4.1	19.2	12.9	4.5	10.2	7.9
S&P 500	-0.4	16.0	10.9	1.7	7.1	4.5

Growth of $10,000
Effective June 30, 2008, the Hickory Fund adopted its current principal investment strategy of investing the majority of its assets in smaller and medium sized companies, those with a market capitalization of less than $10 billion at the time of purchase.

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period June 30, 2008 through December 31, 2012, as compared with the growth of the Russell 2500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The following chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2002 through December 31, 2012, as compared with the growth of the Russell 2500 and Standard & Poor’s 500 Indices during the same period.

	Hickory	Russell	Relative
Year	(1)	2500 (2)	Results (1)-(2)
2008 (7/1/08)	-28.9%	-31.2%	2.3%
2009	36.5	34.4	2.1
2010	38.7	26.7	12.0
2011	1.5	-2.5	4.0
2012	19.0	17.9	1.1
Since 7/1/08:
Cumulative
Return	62.6	34.6	28.0
Avg. Annual
Return	11.4	6.8	4.6

	Hickory	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2
2004	22.6	10.9	11.7
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0
2010	38.7	15.1	23.6
2011	1.5	2.1	-0.6
2012	19.0	16.0	3.0
Since Inception:
Cumulative
Return	588.5	364.7	223.8
Avg. Annual
Return	10.3	8.1	2.2

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.28% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 47 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26 Weitz Funds

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
FLIR Systems, Inc.	4.9%
Redwood Trust, Inc.	4.3
SandRidge Energy, Inc.	4.1
Iconix Brand Group, Inc.	3.8
Live Nation Entertainment, Inc.	3.7
Coinstar, Inc.	3.6
Omnicare, Inc.	3.5
National CineMedia, Inc.	3.5
Interval Leisure Group, Inc.	3.2
Liberty Interactive Corp. - Series A	3.2
% of Net Assets	37.8%

Industry Sectors
Consumer Discretionary	28.6%
Financials	11.2
Information Technology	9.6
Health Care	6.6
Materials	4.5
Energy	4.1
Industrials	2.8
Consumer Staples	1.4
Telecommunication Services	0.6
Cash Equivalents/Other	30.6
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Iconix Brand Group, Inc.	22.4%	3.4%	0.73%
Redwood Trust, Inc.	18.6	4.1	0.73
FLIR Systems, Inc.	12.1	4.4	0.55
Coinstar, Inc.	15.6	3.1	0.51
Martin Marietta Materials, Inc.	14.3	2.7	0.37

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
National CineMedia, Inc.	(12.3)%	3.6%	(0.49)%
SandRidge Energy, Inc.	(8.9)	4.2	(0.41)
KIT digital, Inc.	(84.0)	0.2	(0.40)
Laboratory Corp. of America Holdings	(6.3)	3.2	(0.23)
Willis Group Holdings Ltd.	(8.5)	1.0	(0.09)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

weitzfunds.com 27

HICKORY FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2012 • (UNAUDITED)

COMMON STOCKS — 69.4%	Shares	Value
Consumer Discretionary — 28.6%
Internet & Catalog Retail — 4.0%
Liberty Interactive Corp. - Series A*	585,000	$11,512,800
Liberty Ventures - Series A*	45,060	3,053,266
		14,566,066
Broadcasting — 3.9%
Liberty Media Corp. -
Liberty Capital - Series A*	95,000	11,020,950
Cumulus Media, Inc. - CL A*	1,200,000	3,204,000
		14,224,950
Textiles, Apparel & Luxury Goods — 3.8%
Iconix Brand Group, Inc.*	625,000	13,950,000
Movies & Entertainment — 3.7%
Live Nation Entertainment, Inc.*	1,430,000	13,313,300
Specialized Consumer Services — 3.6%
Coinstar, Inc.*	250,000	13,002,500
Advertising — 3.5%
National CineMedia, Inc.	900,000	12,717,000
Hotels, Restaurants & Leisure — 3.2%
Interval Leisure Group, Inc.	600,000	11,634,000
Cable & Satellite — 2.9%
Liberty Global, Inc. - Series C*	180,000	10,575,000
		103,982,816
Financials — 11.2%
Insurance Brokers — 5.1%
Brown & Brown, Inc.	310,000	7,892,600
Aon plc - CL A	130,000	7,228,000
Willis Group Holdings Ltd.	100,000	3,353,000
		18,473,600
Mortgage REIT’s — 4.3%
Redwood Trust, Inc.	930,000	15,707,700
Property & Casualty Insurance — 1.8%
CNA Financial Corp.	230,000	6,442,300
		40,623,600
Information Technology — 9.6%
Electronic Equipment & Instruments — 4.9%
FLIR Systems, Inc.	800,000	17,848,000
IT Services — 2.7%
Sapient Corp.*	550,000	5,808,000
CACI International, Inc. - CL A*	70,000	3,852,100
		9,660,100
Internet Software & Services — 2.0%
XO Group, Inc.*	785,000	7,300,500
		34,808,600
Health Care — 6.6%
Health Care Services — 6.6%
Omnicare, Inc.	355,000	12,815,500
Laboratory Corp. of America Holdings*	132,000	11,433,840
		24,249,340

	Principal
	amount
	or shares	Value
Materials — 4.5%
Construction Materials — 2.9%
Martin Marietta Materials, Inc.	110,000	$10,370,800
Metals & Mining — 1.6%
Compass Minerals International, Inc.	80,000	5,976,800
		16,347,600
Energy — 4.1%
Oil & Gas Exploration & Production — 4.1%
SandRidge Energy, Inc.*	2,350,000	14,922,500
Industrials — 2.8%
Research & Consulting Services — 1.3%
FTI Consulting, Inc.*	142,300	4,695,900
Aerospace & Defense — 1.1%
TransDigm Group, Inc.	30,000	4,090,800
Commercial Services & Supplies — 0.4%
Ascent Capital Group, Inc. - CL A*	22,400	1,387,456
		10,174,156
Consumer Staples — 1.4%
Personal Products — 1.4%
Prestige Brands Holdings, Inc.*	250,000	5,007,500
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
LICT Corp.* #	1,005	2,311,500
Total Common Stocks
(Cost $195,924,459)		252,427,612

CASH EQUIVALENTS — 32.3%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	4,394,189	4,394,189
U.S. Treasury Bills, 0.05% to 0.15%,
1/17/13 to 5/09/13(b)	$113,000,000	112,989,609
Total Cash Equivalents
(Cost $117,372,771)		117,383,798
Total Investments in Securities
(Cost $313,297,230)		369,811,410
Other Liabilities in Excess of Other Assets — (1.7%)		(6,251,953)
Net Assets — 100.0%		$363,559,457
Net Asset Value Per Share		$45.88

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

28 Weitz Funds

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton, CFA

The Balanced Fund posted a solid quarter to close out a strong year. The Fund returned +1.5% in the fourth calendar quarter, compared to a -0.1% return for the Blended Index. For the calendar year, the Fund gained 10.9% compared to an 11.1% increase for the Blended Index. We are always pleased with double-digit return years in the Balanced Fund, but particularly so in 2012 given our conservative positioning.

Mortgage investor Redwood Trust provided the largest contribution to the Fund’s returns for both the quarter (+19%) and the year (+79%). Redwood has been diligently investing and building out flexible loan platforms, and these efforts are paying off for the company and its shareholders. Both the residential and commercial businesses have clear momentum heading into 2013, and we think Redwood remains squarely on its path, as they put it, to “deliver a growing stream of attractive, sustainable earnings and dividends.”

Martin Marietta Materials (+14%) rose during the quarter as aggregates pricing firmed and the volume outlook for 2013 brightened. Our technology investments also fared well in the quarter, especially compared to the broader tech sector which had poor returns. Increases at FLIR Systems (+12%) and Texas Instruments (+13%) more than offset moderate declines at Microsoft (-9%) and Google (-6%). FTI Consulting (+24%) and Coinstar (+16%) rebounded from overly depressed price levels, while modest declines in National CineMedia (-12%), Lab Corp (-6%) and Apache (-9%) reflected normal volatility rather than worrisome trends. All of these stocks continue to trade at considerable discounts to our value estimates.

We bought one new stock during the quarter. Express Scripts is the largest pharmacy benefit manager (“PBM”) in the country. PBMs administer prescription drug benefits and help control related costs for large employers, insurance companies and public health plans. Express Scripts provides a necessary service in an industry with few true competitors. The company recently acquired Medco Health Solutions, providing cost saving opportunities and additional scale benefits. Other medium-term tailwinds include continued brand-to-generic drug conversions, potential membership growth from the Affordable Care Act, and bright prospects for managing more specialty drug spending. All told, we think Express Scripts can compound free cash flow per share at a mid-teens rate over the next five years. If we are correct, the stock has plenty of upside potential.

We also added a new bond to the portfolio, the senior Class A notes of the first securitization sponsored by Redwood Commercial Mortgage Corporation (“RCMC”). Redwood Trust’s commercial team underwrote the mezzanine loans, and the collateral pool includes a diverse mix of multi-family, office, retail, hotel and self-storage properties. We like the underlying assets and the deal structure, which includes overcollateralization, fair covenant triggers and maturity protection. Redwood also is retaining a significant equity interest via the subordinate tranche, which initially represents more than 40% of the collateral pool. Our notes offer potential returns comparable to high-yield alternatives over a three-year horizon, with a differentiated risk profile. Thanks to Nolan Anderson for his comprehensive analysis of the credit and deal structure.

We closed out two long-time stock positions during the quarter. Liberty Interactive has been one of the Fund’s largest contributors since the financial crisis, as QVC’s business proved far more resilient than investors expected. We sold the stock as it approached our value estimate. We also eliminated Comcast at a healthy gain as cable stocks benefited from voracious investor appetite for steady cash flows and dividend streams. We thank both management teams for their stewardship, and we would gladly partner with either again at the right price.

The Fund’s asset allocation remains 47% stocks, 14% bonds and 39% residual cash. This positioning is near the cautious end of the spectrum. We have an increasing number of on-deck stock ideas that are reasonably attractive, but we are waiting for more compelling opportunities. While we expect those to surface in stocks before bonds, our approach is to take what the market gives us. As always, we believe that patience and discipline will be well rewarded over time.

New and Eliminated Stocks for Quarter Ended December 31, 2012
New ($mil)		Eliminations ($mil)
Express Scripts	$0.9	Liberty Interactive	$1.2
		Comcast	1.1

weitzfunds.com 29

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	2.8%
Berkshire Hathaway, Inc. - CL B	2.7
Coinstar, Inc.	2.6
Redwood Trust, Inc.	2.5
FLIR Systems, Inc.	2.5
Aon plc - CL A	2.5
Laboratory Corp. of America Holdings	2.2
Martin Marietta Materials, Inc.	2.1
Google, Inc. - CL A	1.9
Texas Instruments, Inc.	1.7
% of Net Assets	23.5%

Industry Sectors
Information Technology	9.9%
Financials	8.7
Consumer Discretionary	8.3
Health Care	7.3
Industrials	3.9
Consumer Staples	3.9
Materials	2.5
Energy	2.4
Total Common Stocks	46.9
Cash Equivalents/Other	39.6
Corporate Bonds	9.4
Mortgage-Backed Securities	2.8
Asset-Backed & Commercial Mortgage-Backed Securities	1.0
Taxable Municipal Bonds	0.3
Total Bonds & Cash Equivalents	53.1
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Redwood Trust, Inc.	18.6%	2.6%	0.45%
Coinstar, Inc.	15.6	2.2	0.37
FLIR Systems, Inc.	12.1	2.2	0.27
Martin Marietta Materials, Inc.	14.3	2.0	0.27
FTI Consulting, Inc.	23.7	1.1	0.25

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
National CineMedia, Inc.	(12.3)%	1.5%	(0.21)%
Laboratory Corp. of America Holdings	(6.3)	2.2	(0.15)
Apache Corp.	(9.0)	1.5	(0.14)
Microsoft Corp.	(9.5)	1.3	(0.13)
Google, Inc. - CL A	(6.0)	1.9	(0.12)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

30 Weitz Funds

BALANCED FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2012 • (UNAUDITED)

COMMON STOCKS — 46.9%	Shares	Value
Information Technology — 9.9%
Electronic Equipment & Instruments — 2.5%
FLIR Systems, Inc.	100,000	$2,231,000
Internet Software & Services — 1.9%
Google, Inc. - CL A*	2,400	1,702,488
Semiconductors — 1.7%
Texas Instruments, Inc.	50,000	1,547,000
Computers & Peripherals — 1.4%
Dell, Inc.	125,000	1,266,250
Software — 1.2%
Microsoft Corp.	40,000	1,069,200
IT Services — 1.2%
Accenture plc - CL A	16,000	1,064,000
		8,879,938
Financials — 8.7%
Property & Casualty Insurance — 2.7%
Berkshire Hathaway, Inc. - CL B*	27,000	2,421,900
Mortgage REIT’s — 2.5%
Redwood Trust, Inc.	135,000	2,280,150
Insurance Brokers — 2.5%
Aon plc - CL A	40,000	2,224,000
Commercial Banks — 1.0%
Wells Fargo & Co.	25,000	854,500
		7,780,550
Consumer Discretionary — 8.3%
Specialized Consumer Services — 2.6%
Coinstar, Inc.*	45,000	2,340,450
Advertising — 2.5%
National CineMedia, Inc.	90,000	1,271,700
Omnicom Group, Inc.	20,000	999,200
		2,270,900
Movies & Entertainment — 1.7%
The Walt Disney Co.	30,000	1,493,700
Multiline Retail — 1.5%
Target Corp.	22,500	1,331,325
		7,436,375
Health Care — 7.3%
Health Care Services — 4.5%
Laboratory Corp. of America Holdings*	23,000	1,992,260
Omnicare, Inc.	30,000	1,083,000
Express Scripts Holding Co.*	17,500	945,000
		4,020,260
Pharmaceuticals — 2.8%
Valeant Pharmaceuticals International, Inc.*	42,000	2,510,340
		6,530,600
Industrials — 3.9%
Air Freight & Logistics — 1.6%
United Parcel Service, Inc. - CL B	20,000	1,474,600
Research & Consulting Services — 1.3%
FTI Consulting, Inc.*	35,000	1,155,000
Commercial Services & Supplies — 1.0%
Republic Services, Inc.	30,000	879,900
		3,509,500

	Shares	Value
Consumer Staples — 3.9%
Beverages — 2.4%
Diageo plc - Sponsored ADR	11,200	$1,305,696
Anheuser-Busch InBev SA/NV -
Sponsored ADR	10,000	874,100
		2,179,796
Food & Staples Retailing — 1.5%
CVS Caremark Corp.	27,500	1,329,625
		3,509,421
Materials — 2.5%
Construction Materials — 2.1%
Martin Marietta Materials, Inc.	20,000	1,885,600
Metals & Mining — 0.4%
Compass Minerals International, Inc.	5,000	373,550
		2,259,150
Energy — 2.4%
Oil & Gas Exploration & Production — 2.4%
Apache Corp.	17,000	1,334,500
Southwestern Energy Co.*	25,000	835,250
		2,169,750
Total Common Stocks
(Cost $33,175,557)		42,075,284

	Principal
CORPORATE BONDS — 9.4%	amount	Value
American Express Credit Corp.
7.3% 8/20/13	$650,000	678,029
1.75% 6/12/15	500,000	510,777
Comcast Corp.
6.5% 1/15/15	300,000	334,445
4.95% 6/15/16	193,000	217,729
Dell, Inc.
5.625% 4/15/14	250,000	265,447
Hewlett-Packard Co.
6.0% 8/01/13	670,000	686,971
4.75% 6/02/14	750,000	782,071
Liberty Interactive LLC
5.7% 5/15/13	750,000	762,188
Markel Corp.
6.8% 2/15/13	750,000	754,761
Time Warner Cable, Inc.
7.5% 4/01/14	120,000	130,066
TE Connectivity Ltd.
5.95% 1/15/14	449,000	472,876
U.S. Bank N.A.
4.95% 10/30/14	500,000	537,836
WellPoint, Inc.
6.0% 2/15/14	250,000	264,664
Wells Fargo & Co.
4.375% 1/31/13	750,000	752,243
0.69275% 11/03/14 (Wachovia Bank)
Floating Rate Security	550,000	548,628
0.52% 5/16/16 Floating Rate Security	250,000	244,889
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	500,000	505,996
Total Corporate Bonds
(Cost $8,198,162)		8,449,616

weitzfunds.com 31

BALANCED FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

MORTGAGE-BACKED	Principal
SECURITIES — 2.8%(c)	amount	Value
Federal Home Loan Mortgage Corporation — 0.6%
Collateralized Mortgage Obligations — 0.6%
2831 CL AB — 5.0% 2018 (0.0 years)	$361	$361
2926 CL AB — 5.0% 2019 (0.2 years)	34,228	34,490
2627 CL LE — 3.0% 2017 (0.5 years)	79,885	80,641
3649 CL BW — 4.0% 2025 (2.6 years)	400,694	422,826
		538,318
Federal National Mortgage Association — 1.2%
Collateralized Mortgage Obligations — 0.7%
2002-91 CL QG — 5.0% 2018 (1.7 years)	278,026	296,866
2003-9 CL DB — 5.0% 2018 (1.8 years)	287,975	308,080
		604,946
Pass-Through Securities — 0.5%
995755 — 4.5% 2024 (2.6 years)	121,593	130,886
AB1769 — 3.0% 2025 (2.6 years)	337,067	360,356
		491,242
		1,096,188
Non-Government Agency — 1.0%
Collateralized Mortgage Obligations — 1.0%
SEMT 2010-H1 CL A1 — 3.75% 2040
(0.3 years)	259,065	262,108
SEMT 2011-1 CL A1 — 4.125% 2041
(0.7 years)	128,609	130,960
Chase 2004-S1 CL A6 — 4.5% 2019
(1.7 years)	77,062	73,948
SEMT 2012-1 CL 1A1 — 2.865% 2042
(2.1 years)	379,947	390,757
		857,773
Total Mortgage-Backed Securities
(Cost $2,389,425)		2,492,279

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.4%
RCMC 2012-CRE1 CL A — 5.62346% 2044 (2.6 years)(d)
(Cost $399,925)	399,925	401,924

ASSET-BACKED SECURITIES — 0.6%
CABMT 2011-2A CL A2 — 0.809% 2019 Floating Rate Security
(3.4 years)(d)
(Cost $500,000)	500,000	505,140

	Principal
TAXABLE MUNICIPAL	amount
BONDS — 0.3%	or shares	Value
University of California 4.85% 5/15/13
(Cost $299,835)	$300,000	$304,914

CASH EQUIVALENTS — 40.6%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	1,415,556	1,415,556
U.S. Treasury Bills, 0.05% to 0.15%,
1/17/13 to 5/09/13(b)	$35,000,000	34,995,610
Total Cash Equivalents
(Cost $36,406,417)		36,411,166
Total Investments in Securities
(Cost $81,369,321)		90,640,323
Other Liabilities in Excess of Other Assets — (1.0%)		(907,481)
Net Assets — 100.0%		$89,732,842
Net Asset Value Per Share		$12.74

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at December 31, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

32 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Short-Intermediate Income Fund-Institutional Class returned +4.0% for the 12 months ended December 31, compared to a +3.9% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the fourth calendar quarter, the Short-Intermediate Income Fund-Institutional Class returned +0.7% compared to a +0.3% return for the BCIGC.

The performance table following this discussion shows returns for the Fund’s Institutional Class (after deducting fees and expenses) over various holding periods and returns for three Barclays Capital U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes.

Commentary and Fund Review
U.S. Treasury bond yields rose (prices declined) modestly in the fourth quarter as domestic and global growth fears temporarily subsided. Corporate bonds and other credit-sensitive securities capped another strong year by performing reasonably well in the quarter as they continued to benefit from a “risk on” mentality among fixed-income investors. The best credit returns were once again experienced by lower quality (high yield) bonds, as they are more correlated to solid company-specific financial performance and stock market results than to changes in Treasury interest rates. A broad measure of corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) compiled by Bank of America Merrill Lynch declined to 153 basis points as of December 31, down 16 basis points in the quarter (a basis point represents one one-hundredth of a percentage point). For the full year, this same measure of broad corporate bond market spreads declined 104 basis points.

Our Fund continued to benefit from the strong market conditions for credit-related assets as a large majority (approximately 75%) of Fund investments contributed positive results. Our equity investment in Redwood Trust (+19%) once again led the way. Redwood Trust, a leader in the mortgage finance market, continues to make solid progress in improving capital efficiency and building franchise value in its residential and commercial businesses.

Notable contributors from our corporate bond segment (41% of Fund net assets at 12/31/12) included Mohawk Industries, Expedia, Washington Post, Petrohawk and Range Resources bonds where price appreciation meaningfully enhanced the coupon income we earned on the bonds in the quarter. Most of our corporate bond gains resulted from continued improvement in risk appetite among investors, resulting in narrower credit spreads, notably high yield.

Principal detractors to results came from select portions of the Fund’s MBS (mortgage-backed securities) investments, principally as a result of higher prepayment speeds than our original assumptions.

Investment activity in the Fund declined from the already low pace of the third quarter of 2012, as we identified fewer qualifying investment opportunities. We initiated an approximately 1% investment in the senior Class A notes of the first securitization sponsored by Redwood Commercial Mortgage Corporation (“RCMC”). Thanks to Nolan Anderson for his comprehensive analysis of the credit and deal structure. Nolan has made a large and positive contribution to our firm and the Fund specifically in his first year. His work in the commercial mortgage area deserves special note. Nolan’s comments in the three subheadings below outline the progress we have made in this new area for our Fund.

Overall portfolio metrics as measured by the average maturity and duration changed modestly during the quarter. The average maturity was unchanged at 3.1 years and average duration declined to 1.8 from 1.9 years. These measures provide a guide to the Fund’s interest rate sensitivity. A shorter average maturity and duration reduces the Fund’s price sensitivity to changes in interest rates (either up or down).

Commercial Mortgage Backed Securities (CMBS)
Strong investor demand for the highest rated portions of newly issued CMBS has pushed yields to what we believe are unattractive levels. For example, in December, JP Morgan priced a 2.7 year average life AAA bond at 0.66%. Although this bond has strong credit protection and minimal risk of loss, it provides little incremental return (i.e. spread) over a comparable U.S. Treasury bond. In this case, we do not believe investors are being compensated for the risk of either rising interest rates and/or increasing credit spreads. Despite this reality, we did identify a few attractive securities for purchase. We invested in four CMBS securities in 2012, representing approximately 2% of Fund net assets, two categories of which are described in more detail below.

Liquidating Commercial Trusts
We purchased two CMBS liquidating trusts, which consist of collateral pools backed by a mix of performing and non-performing loans. In contrast to a typical CMBS transaction, where investors purchase an interest in a pool of newly originated mortgage loans, liquidating trusts are formed largely to wind down an existing pool of loans. In the case of both transactions, a strong financial sponsor with significant commercial real estate experience purchased a pool of loans at significant discounts to face value. In turn, these sponsors issued senior Class A notes, which we own, backed by the purchased collateral. The sponsors continue to hold significant equity positions in the collateral and the bonds are structured so that bondholders are repaid before the sponsors can extract a significant portion of the remaining equity value. Although the notes are rated low-investment grade by Moody’s, we believe these securities have similar credit enhancement and collateral support as the newly minted AAA JP Morgan bonds referenced above. We believe the discrepancy in credit ratings is due to the lumpiness of the monthly cash flows which do not neatly fit into the credit agencies’ modeling framework. We are willing to

weitzfunds.com 33

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS • (CONTINUED)

exchange lumpy cash flows for a higher return between investments we perceive to possess comparable credit risks. Overall, we expect to earn approximately 3.5% over an estimated one year investment horizon.

Redwood Commercial
We participated in Redwood Commercial Mortgage Corporation’s (RCMC) $291 million securitization transaction backed by a pool of mezzanine loans. The collateral pool includes a diverse mix of multi-family, office, retail, hospitality and self-storage properties located throughout the U.S. We spent considerable time evaluating each loan and like the underlying assets. We also believe Redwood Trust’s commercial team was reasonably conservative in underwriting the loans. At close, the underwritten LTV (loan-to-value) and Debt Service Coverage were 73.2% and 1.23x, respectively. As part of a senior/subordinate structure, RCMC sold $172 million of senior Class A notes and retained $119 million of equity in the form of subordinated notes. Redwood Trust’s subordinated interest represents more than 40% of the collateral pool and serves as credit enhancement for the senior Class A notes, which we own. The securitization also features maintenance covenants that would trigger increased pay down of the senior Class A notes if certain performance metrics are not met. Solid property fundamentals, strong sponsorship and tight deal structure combine for a differentiated risk profile that compares favorably to alternative higher yielding investment opportunities. Even under stressed scenarios we expect to earn our 5.6% coupon over an estimated three-year time horizon.

Fund Strategy Revisited
Our investment approach consists primarily of investing in a portfolio of mostly high quality, short-to-intermediate-term bonds with an overall portfolio average maturity of 2 to 5 years where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. We do not and will not try to mimic any particular index as we construct our portfolio. We select assets for our portfolio one security at a time based on our view of opportunities in the marketplace. Our corporate bond research is supplemented by credit work we do on companies and industries in the course of our equity due diligence.

Over the years, our portfolio has often been constructed with a shorter average life (i.e. duration) than the BCIGC. We chose this benchmark to highlight that we could periodically invest in longer term and/or lower quality bonds when conditions warrant. The effect over time of our portfolio construction (typically shorter average life) has been a penalty when interest rates fall but a boost to relative performance when rates rise.

For a small portion of our portfolio (currently about 10% but never greater than 15%), we may also invest in other fixed-income related investments that have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). These types of investments have generally enhanced our Fund’s historical returns.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize our investment (or reinvestment) yield and avoid making interest rate “bets,” particularly ones that depend on interest rates going down. We are willing to trade some upside potential in a rapidly falling interest-rate environment in exchange for enhanced capital preservation.

Outlook
We believe today’s low nominal interest rate and average, at best, credit spread environment provide little protection against any inflationary shocks or potential re-pricing (higher) of credit risk. The seemingly insatiable demand for yield has not only repriced credit risk across all fixed-income assets, it has allowed companies to issue new debt with less covenant protection for complacent bondholders. While the timing is always unknown, we believe the ingredients for the next credit crackup are forming. Consequently, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

	Total
	Return	Average Annual Total Returns
							Since
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	Inception
Short-Intermediate Income Fund –
Institutional Class	4.0%	3.6%	4.8%	4.4%	4.9%	5.4%	5.9%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit	3.9	5.2	5.2	4.6	5.6	5.8	6.7
1-5 Year U.S. Government/Credit*	2.2	3.1	3.8	3.7	4.8	5.2	6.0
1-3 Year U.S. Government/Credit**	1.3	1.9	2.9	3.1	4.3	4.6	5.5

See page 4 for additional performance disclosures.
*	The Barclays Capital 1-5 Year Index consists of the 1-5 year component of the BCIGC Index.
**	The Barclays Capital 1-3 Year Index consists of the 1-3 year component of the BCIGC Index.

34 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality(a)
U.S. Treasury	11.1%
U.S. Government Agency Mortgage Related Securities(b)	25.6
Aaa/AAA	5.0
Aa/AA	10.3
A/A	10.6
Baa/BBB	19.6
Ba/BB	7.8
B/B	1.4
Common Stocks	2.3
Cash & Other	6.3
Net Assets	100.0%

Sector Breakdown
Corporate Bonds	41.3%
Mortgage-Backed Securities	28.3
U.S. Treasury	10.1
Cash Equivalents/Other	7.3
Government Agency	5.5
Common Stocks	2.3
Commercial Mortgage-Backed Securities	2.2
Taxable Municipal Bonds	1.7
Asset-Backed Securities	1.3
Net Assets	100.0%

Financial Attributes
Average Maturity	3.1 years
Average Duration	1.8 years
Average Coupon	3.8%
30-Day SEC Yield at 12-31-12 - Institutional Class	1.2%
30-Day SEC Yield at 12-31-12 - Investor Class	1.0%

Five Largest Corporate Issuers(c)
Wells Fargo & Co.	3.7%
JP Morgan Chase & Co.	3.0
Markel Corp.	2.5
MetLife, Inc.	2.1
Mohawk Industries, Inc.	2.0

Maturity Distribution
Cash Equivalents/Other	7.3%
Less than 1 Year	13.5
1 to 3 Years	44.0
3 to 5 Years	21.1
5 to 7 Years	10.1
7 to 10 Years	1.7
Common Stocks	2.3
Net Assets	100.0%

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s and S&P. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b) Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by Moody’s and S&P. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior debentures are currently rated Aaa and AA+ by Moody’s & S&P, respectively.
(c) Percent of net assets

weitzfunds.com 35

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2012 • (UNAUDITED)

	Principal
CORPORATE BONDS — 41.3%	amount	Value
American Express Co.
Credit Corp. 7.3% 8/20/13	$3,782,000	$3,945,084
FSB Bank 6.0% 9/13/17	2,500,000	3,020,552
8.125% 5/20/19	1,000,000	1,356,496
Anheuser-Busch InBev SA/NV
4.125% 1/15/15	6,000,000	6,414,660
Aon plc
3.5% 9/30/15	5,000,000	5,269,475
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,368,519
Bank of America Corp.
5.125% 11/15/14	14,080,000	15,022,276
4.5% 4/01/15	10,000,000	10,664,980
Berkshire Hathaway Finance Corp.
2.125% 2/11/13	3,000,000	3,005,451
4.6% 5/15/13	3,000,000	3,046,785
4.625% 10/15/13	1,634,000	1,685,924
1.5% 1/10/14	500,000	505,757
4.85% 1/15/15	1,500,000	1,628,132
1.6% 5/15/17	1,000,000	1,020,353
5.4% 5/15/18	5,000,000	6,021,540
4.25% 1/15/21	1,000,000	1,149,317
Best Buy Co., Inc.
7.25% 7/15/13	6,449,000	6,561,857
Boston Properties LP
5.625% 4/15/15	2,000,000	2,197,464
5.875% 10/15/19	4,000,000	4,776,456
Comcast Corp.
6.5% 1/15/15	2,081,000	2,319,934
4.95% 6/15/16	8,590,000	9,690,637
5.15% 3/01/20	3,000,000	3,561,231
DCP Midstream Operating, LP
2.5% 12/01/17	2,000,000	1,991,628
Dell, Inc.
5.625% 4/15/14	1,250,000	1,327,234
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,481,591
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,136,342
DISH Network Corp.
7.0% 10/01/13	10,000,000	10,425,000
Expedia, Inc.
7.456% 8/15/18	13,000,000	15,512,562
FiServ, Inc.
3.125% 10/01/15	1,000,000	1,049,145
Flir Systems, Inc.
3.75% 9/01/16	10,000,000	10,261,060
Ford Motor Credit Co. LLC
4.207% 4/15/16	5,000,000	5,337,185
General Electric Capital Corp.
2.375% 6/30/15	10,000,000	10,336,030
2.25% 11/09/15	6,181,000	6,387,625
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,659,928
Hewlett-Packard Co.
1.55% 5/30/14	8,009,000	7,993,863
4.75% 6/02/14	15,540,000	16,204,506

	Principal
	amount	Value
JP Morgan Chase & Co.
1.058% 5/02/14 Floating Rate Security	$5,000,000	$5,035,955
2.6% 1/15/16	15,000,000	15,604,980
0.7015% 11/21/16 (Bear Stearns)
Floating Rate Security	15,000,000	14,773,065
6.0% 7/05/17	5,000,000	5,869,150
6.3% 4/23/19	2,500,000	3,088,540
Kraft Foods, Inc.
2.625% 5/08/13	1,000,000	1,006,427
Laboratory Corp. of America Holdings
3.125% 5/15/16	1,250,000	1,318,076
Liberty Interactive LLC
5.7% 5/15/13	13,240,000	13,455,150
Marathon Petroleum Corp.
3.5% 3/01/16	1,000,000	1,065,309
Markel Corp.
6.8% 2/15/13	18,175,000	18,290,375
7.125% 9/30/19	4,566,000	5,506,025
5.35% 6/01/21	10,000,000	10,947,590
4.9% 7/01/22	2,000,000	2,178,802
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,091,208
MetLife, Inc.
5.125% 4/10/13(d)	9,100,000	9,214,587
2.375% 2/06/14	1,000,000	1,018,996
5.125% 8/15/14
(Travelers Life & Annuity)(d)	8,000,000	8,577,976
2.0% 1/09/15(d)	10,000,000	10,274,920
3.125% 1/11/16(d)	2,000,000	2,121,534
Mohawk Industries, Inc.
6.375% 1/15/16	25,905,000	29,272,650
News America Holdings
9.25% 2/01/13	2,222,000	2,235,754
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	7,985,166
Penske Truck Leasing
2.5% 3/15/16(d)	14,945,000	14,996,725
Petrohawk Energy Corp.
7.875% 6/01/15	16,750,000	17,498,809
7.25% 8/15/18	5,675,000	6,414,254
QVC, Inc.
7.125% 4/15/17(d)	9,600,000	10,068,086
7.5% 10/01/19(d)	4,000,000	4,415,092
Range Resources Corp.
7.25% 5/01/18	2,870,000	3,027,850
8.0% 5/15/19	12,000,000	13,350,000
Republic Services, Inc. (Allied Waste)
3.8% 5/15/18	5,000,000	5,503,645
Shale-Inland Holdings, LLC
8.75% 11/15/19(d)	2,000,000	2,105,000
Solvay SA (Rhodia)
6.875% 9/15/20(d)	5,000,000	5,639,140
Texas Industries, Inc.
9.25% 8/15/20	300,000	323,250
Time Warner Cable, Inc.
7.5% 4/01/14	1,700,000	1,842,599
Time Warner, Inc.
3.15% 7/15/15	500,000	529,071
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	185,630

36 Weitz Funds

	Principal
	amount	Value
U.S. Bancorp
1.125% 10/30/13	$10,000,000	$10,066,820
U.S. Bank N.A.
4.95% 10/30/14	4,500,000	4,840,524
Valeant Pharmaceuticals International, Inc.
6.5% 7/15/16(d)	5,000,000	5,281,250
Vornado Realty Trust
4.25% 4/01/15	14,315,000	15,139,272
Vulcan Materials Co.
6.5% 12/01/16	5,500,000	6,091,250
6.4% 11/30/17	8,000,000	8,780,000
Washington Post Co.
7.25% 2/01/19	8,500,000	10,204,922
WellPoint, Inc.
6.0% 2/15/14	2,000,000	2,117,310
Wells Fargo & Co.
4.8% 11/01/14 (Wachovia Bank)	10,000,000	10,738,290
0.69275% 11/03/14 (Wachovia Bank)
Floating Rate Security	21,585,000	21,531,167
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,555,576
0.52% 5/16/16 Floating Rate Security	9,750,000	9,550,690
0.578% 6/15/17 (Wachovia Bank)
Floating Rate Security	5,000,000	4,887,815
Willis North America, Inc.
6.2% 3/28/17	14,477,000	16,497,251
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	8,792,000	8,897,434
3.7% 6/30/14(d)	9,626,000	9,966,770
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,080,610
Total Corporate Bonds
(Cost $570,914,865)		601,394,916

MORTGAGE-BACKED SECURITIES — 28.3%(c)
Federal Home Loan Mortgage Corporation — 13.9%
Collateralized Mortgage Obligations — 9.6%
2831 CL AB — 5.0% 2018 (0.0 years)	1,446	1,446
2549 CL PD — 5.5% 2031 (0.0 years)	67,877	67,861
2906 CL HK — 5.0% 2032 (0.0 years)	67,265	67,244
R010 CL AB — 5.5% 2019 (0.2 years)	199,503	200,156
3566 CL DB — 4.0% 2022 (0.2 years)	541,158	544,292
R011 CL AB — 5.5% 2020 (0.4 years)	161,651	163,192
2627 CL LE — 3.0% 2017 (0.5 years)	139,799	141,121
3229 CL HB — 5.0% 2025 (0.9 years)	588,796	608,784
2778 CL JD — 5.0% 2032 (1.0 years)	2,711,811	2,794,842
2937 CL HJ — 5.0% 2019 (1.0 years)	1,008,193	1,049,035
3562 CL KA — 4.0% 2022 (1.0 years)	2,796,060	2,860,237
2937 CL JG — 5.0% 2033 (1.0 years)	6,160,731	6,341,385
2864 CL PE — 5.0% 2033 (1.1 years)	16,893,532	17,447,082
2934 CL KE — 5.0% 2033 (1.1 years)	4,742,504	4,887,850
2760 CL PD — 5.0% 2032 (1.1 years)	5,027,853	5,201,601
2780 CL TE — 5.0% 2033 (1.1 years)	6,955,301	7,209,611
3556 CL MA — 5.0% 2037 (1.2 years)	1,114,357	1,167,911
3170 CL EA — 4.5% 2020 (1.2 years)	1,213,170	1,258,536
3544 CL KA — 4.5% 2023 (1.2 years)	1,986,589	2,049,284
2574 CL JM — 5.0% 2022 (1.3 years)	423,163	441,913
3840 CL KA — 5.0% 2029 (1.4 years)	3,930,666	4,101,378
3815 CL AD — 4.0% 2025 (1.8 years)	2,626,123	2,718,224
3844 CL AG — 4.0% 2025 (1.9 years)	7,459,338	7,788,142

	Principal
	amount	Value
3003 CL LD — 5.0% 2034 (2.2 years)	$10,408,227	$11,171,353
3649 CL BW — 4.0% 2025 (2.6 years)	10,297,844	10,866,620
3620 CL PA — 4.5% 2039 (2.7 years)	8,144,049	8,711,046
3842 CL PH — 4.0% 2041 (2.9 years)	6,329,963	6,716,185
2952 CL PA — 5.0% 2035 (3.3 years)	3,043,381	3,345,912
4107 CL LW — 1.75% 2027 (3.5 years)	14,307,319	14,532,831
4107 CL LA — 2.5% 2031 (3.8 years)	14,562,132	15,047,525
		139,502,599
Pass-Through Securities — 4.2%
EO1386 — 5.0% 2018 (1.8 years)	99,965	107,107
G13300 — 4.5% 2023 (2.4 years)	887,141	944,477
G18296 — 4.5% 2024 (2.5 years)	1,920,098	2,043,594
G13517 — 4.0% 2024 (2.5 years)	2,973,030	3,144,970
G18306 — 4.5% 2024 (2.5 years)	4,079,846	4,342,253
G18308 — 4.0% 2024 (2.5 years)	4,275,701	4,522,979
E02804 — 3.0% 2025 (2.6 years)	9,195,769	9,664,562
J13949 — 3.5% 2025 (2.8 years)	11,937,668	12,945,157
G18190 — 5.5% 2022 (2.9 years)	131,522	141,965
E03033 — 3.0% 2027 (2.9 years)	12,412,533	13,056,951
G01818 — 5.0% 2035 (3.0 years)	9,112,404	9,841,094
		60,755,109
Interest Only Securities — 0.1%
3974 CL AI — 3.0% 2021 (2.0 years)	22,349,029	1,407,750
		201,665,458
Federal National Mortgage Association — 11.6%
Collateralized Mortgage Obligations — 3.0%
2010-10 CL AD — 4.5% 2036 (0.1 years)	589,973	589,907
2010-61 CL EB — 4.5% 2037 (0.2 years)	1,326,691	1,337,176
2007-32 CL BA — 5.5% 2034 (0.3 years)	491,041	493,713
2008-54 CL EC — 5.0% 2035 (0.3 years)	514,278	517,048
2003-37 CL QD — 5.0% 2032 (0.4 years)	216,627	218,418
2006-21 CL CA — 5.5% 2029 (0.4 years)	284,345	287,498
2005-91 CL DA — 4.5% 2020 (0.4 years)	2,928,009	2,996,123
2004-40 CL BA — 4.5% 2018 (0.5 years)	526,834	534,971
2005-9 CL AC — 5.0% 2033 (0.6 years)	3,051,369	3,100,255
2003-43 CL EX — 4.5% 2017 (0.6 years)	112,086	114,541
2005-1 CL KA — 5.0% 2033 (0.6 years)	2,329,885	2,369,698
2010-9 CL CA — 5.0% 2037 (0.8 years)	3,723,484	3,813,393
2003-39 CL LC — 5.0% 2022 (0.8 years)	134,894	138,117
2009-52 CL DC — 4.5% 2023 (1.0 years)	408,125	418,059
2003-86 CL KT — 4.5% 2018 (1.0 years)	635,626	653,649
2004-78 CL AB — 5.0% 2032 (1.1 years)	4,628,282	4,790,966
2007-42 CL YA — 5.5% 2036 (1.4 years)	1,044,275	1,086,113
2009-44 CL A — 4.5% 2023 (1.5 years)	867,050	902,720
2011-19 CL KA — 4.0% 2025 (1.6 years)	7,552,724	7,851,423
2003-9 CL DB — 5.0% 2018 (1.8 years)	575,951	616,160
2010-145 CL PA — 4.0% 2024 (2.2 years)	4,775,148	4,983,373
2010-54 CL WA — 3.75% 2025 (2.5 years)	5,726,595	6,054,554
		43,867,875

weitzfunds.com 37

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

	Principal
	amount	Value
Pass-Through Securities — 8.6%
254863 — 4.0% 2013 (0.3 years)	$17,941	$19,174
255291 — 4.5% 2014 (0.6 years)	70,299	75,661
256982 — 6.0% 2017 (1.7 years)	287,824	305,785
254907 — 5.0% 2018 (1.9 years)	360,628	391,966
357414 — 4.0% 2018 (1.9 years)	1,151,760	1,236,547
251787 — 6.5% 2018 (2.0 years)	11,672	12,999
357985 — 4.5% 2020 (2.3 years)	361,871	389,980
888595 — 5.0% 2022 (2.4 years)	737,777	801,887
890112 — 4.0% 2024 (2.4 years)	2,966,047	3,179,756
MA0043 — 4.0% 2024 (2.4 years)	2,616,595	2,804,308
AA4315 — 4.0% 2024 (2.5 years)	5,382,947	5,769,117
AA5510 — 4.0% 2024 (2.5 years)	1,478,995	1,585,098
995693 — 4.5% 2024 (2.5 years)	4,066,129	4,378,797
931739 — 4.0% 2024 (2.5 years)	1,326,905	1,422,096
AD0629 — 5.0% 2024 (2.5 years)	2,718,366	2,954,581
995692 — 4.5% 2024 (2.5 years)	3,690,983	3,973,651
AD7073 — 4.0% 2025 (2.6 years)	4,386,589	4,699,910
995960 — 5.0% 2023 (2.6 years)	2,439,365	2,644,475
AE0031 — 5.0% 2025 (2.6 years)	3,900,243	4,223,923
930667 — 4.5% 2024 (2.6 years)	2,979,784	3,207,520
995755 — 4.5% 2024 (2.6 years)	5,958,040	6,413,396
AB1769 — 3.0% 2025 (2.6 years)	7,752,541	8,288,194
AB2251 — 3.0% 2026 (2.6 years)	7,786,967	8,342,032
AL0471 — 5.5% 2025 (2.8 years)	14,358,252	15,462,465
888439 — 5.5% 2022 (2.8 years)	632,651	685,500
725232 — 5.0% 2034 (2.8 years)	1,206,958	1,315,167
MA0587 — 4.0% 2030 (3.0 years)	16,852,636	18,147,065
555531 — 5.5% 2033 (3.0 years)	14,429,090	15,860,248
995112 — 5.5% 2036 (3.1 years)	6,323,065	6,918,607
		125,509,905
		169,377,780
Government National Mortgage Association — 0.1%
Interest Only Securities — 0.1%
2012-61 CL BI — 4.5% 2038 (1.4 years)	7,809,687	442,697
2009-31 CL PI — 4.5% 2037 (1.8 years)	10,065,267	711,019
		1,153,716
Non-Government Agency — 2.7%
Collateralized Mortgage Obligations — 2.7%
SEMT 2010-H1 CL A1 — 3.75% 2040
(0.3 years)	3,502,460	3,543,594
SEMT 2011-1 CL A1 — 4.125% 2041
(0.7 years)	3,545,929	3,610,749
WAMU 2003-S7 CL A1 — 4.5% 2018
(0.7 years)	183,718	189,298
SEMT 2012-2 CL A2 — 3.5% 2042
(1.5 years)	9,274,208	9,468,072
Chase 2004-S1 CL A6 — 4.5% 2019
(1.7 years)	95,049	91,209
SEMT 2012-1 CL 1A1 — 2.865% 2042
(2.1 years)	11,778,360	12,113,478
SEMT 2012-4 CL A1 — 3.5% 2042
(4.5 years)	9,682,336	10,252,592
		39,268,992
Total Mortgage-Backed Securities
(Cost $399,750,571)		411,465,946

COMMERCIAL MORTGAGE-	Principal
BACKED SECURITIES — 2.2%	amount	Value
ORES 2012-LV1 CL A
4.0% 2044 (0.6 years)(d)	$3,701,082	$3,716,116
SMAP 2012-LV1 CL A
3.5% 2025 (1.1 years)(d)	3,000,000	3,020,340
LBUBS 2006-C4 CL AAB
5.840271% 2032 Floating Rate
Security (1.2 years)	10,164,179	10,725,719
RCMC 2012-CRE1 CL A
5.62346% 2044 (2.6 years)(d)	14,343,297	14,415,014
Total Commercial Mortgage-Backed Securities
(Cost $31,474,798)		31,877,189

ASSET-BACKED SECURITIES — 1.3%
UACST 2012-1 CL A2
1.1% 2015 (0.8 years)(d)	3,000,000	3,001,512
WLAKE 2012-1A CL A2
1.03% 2016 (0.9 years)(d)	5,000,000	5,005,300
CABMT 2011-2A CL A2
0.809% 2019 Floating Rate Security
(3.4 years)(d)	4,500,000	4,546,260
CABMT 2012-2A CL A2
0.689% 2020 Floating Rate Security
(4.4 years)(d)	6,000,000	6,020,235
Total Asset-Backed Securities
(Cost $18,499,780)		18,573,307

TAXABLE MUNICIPAL BONDS — 1.7%
University of California 4.85% 5/15/13	990,000	1,006,216
North Texas Tollway Authority Revenue
2.441% 9/01/13	4,000,000	4,054,680
Nebraska Public Power District
5.14% 1/01/14	10,000,000	10,420,700
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,444,738
6.0% 9/01/15	1,220,000	1,356,091
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,025,900
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	927,185
4.788% 6/01/18	1,000,000	1,158,900
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,485,080
Total Taxable Municipal Bonds
(Cost $24,069,949)		24,879,490

U.S. TREASURY AND GOVERNMENT AGENCY — 15.6%
U.S. Treasury — 10.1%
U.S. Treasury Note
0.625% 1/31/13	20,000,000	20,010,940
1.375% 2/15/13	20,000,000	20,033,600
3.125% 9/30/13	15,000,000	15,329,880
1.25% 2/15/14	30,000,000	30,352,740
1.25% 3/15/14	30,000,000	30,377,340
1.75% 3/31/14	30,000,000	30,575,400
		146,679,900
Government Agency — 5.5%
Fannie Mae
2.1% 3/28/19	20,000,000	20,082,600

38 Weitz Funds

	Principal
	amount
	or shares	Value
Freddie Mac
2.0% 8/14/17	$25,000,000	$25,288,325
1.0% 1/10/19(e)	15,000,000	15,002,895
3.0% 8/01/19	20,000,000	20,307,860
		80,681,680
Total U.S. Treasury and Government Agency
(Cost $227,290,880)		227,361,580

COMMON STOCKS — 2.3%
Redwood Trust, Inc.	1,867,409	31,540,538
Newcastle Investment Corp.	200,000	1,736,000
Total Common Stocks
(Cost $25,885,006)		33,276,538

	Principal
	amount
CASH EQUIVALENTS — 6.8%	or shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	84,594,551	$84,594,551
U.S. Treasury Bill 0.16% 2/07/13(b)	$15,000,000	14,999,580
Total Cash Equivalents
(Cost $99,592,162)		99,594,131
Total Investments in Securities
(Cost $1,397,478,011)		1,448,423,097
Other Assets Less Other Liabilities — 0.5%		6,846,299
Net Assets — 100.0%		$1,455,269,396
Net Asset Value Per Share - Institutional Class		$12.60
Net Asset Value Per Share - Investor Class		$12.58

(a)	Rate presented represents the annualized 7-day yield at December 31, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at December 31, 2012.

weitzfunds.com 39

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Nebraska Tax-Free Income Fund returned +2.1% for the 12 months ended December 31, compared to a +3.0% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the fourth calendar quarter, the Nebraska Tax-Free Income Fund returned -0.1% compared to a -0.2% return for the Barclays Capital 5-Year Municipal Bond Index.

Overview
Through mid-December the municipal bond market performed exceedingly well. Long-term municipal bond yields had declined to near-50 year lows; they had meaningfully tightened relative to U.S. Treasury bonds; and they had declined sharply as a percentage of corporate bond yields. Year-end fiscal cliff discussions and its possible affect to the municipal bond market then led to heightened investor concern and caused broad price weakness. Fears of retroactive taxation (i.e. for bonds previously issued and held by high-income investors) and a cap on the amount of municipal interest that could be deducted tax free were two proposals in the fiscal cliff negotiations, although neither provision became part of the final bill. Investors then focused on the reality of higher federal taxes (a benefit to municipal bonds), resulting in a relief rally in the final days of the year. This left municipal bond investors with slightly negative returns for the quarter but solid overall returns for the full year (our Fund included).

Investment activity was, once again, modest as we identified fewer qualifying opportunities. The average duration of our Fund increased to 2.9 from 2.8 years in the previous quarter and the average maturity increased to 5.3 from 5.2 years.

While the vast majority of our Fund investments are Nebraska-based, we select investments from a universe of thousands of issuers in the nearly $3 trillion municipal bond market. Our holdings are varied and diverse and include, for example, airport revenue bonds from Miami and Orlando; higher education bonds from the University of Nebraska to Hastings College to Wesleyan and Creighton University; electric utility bonds from Omaha and Nebraska Public Power Districts; and general obligation bonds from Omaha, Nebraska to Milwaukee County, Wisconsin to Chesterfield County, Virginia.

The “Portfolio Profile” page accompanying this report provides additional detail regarding the breakdown of our investment holdings by state, sector and rating. Our investments may be wide-ranging, but our analysis is the same. We strive to only own those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

Outlook
We have been beating the drum about the challenging investment landscape in fixed income for some time now, but it bears repeating. Nominal interest rates on U.S. Treasuries, both short and long term, are being manipulated by monetary policy and remain artificially low. Low Treasury rates have a gravitational affect on all other fixed-income assets, municipal bonds included. Inflation, the bond investor’s boogeyman, remains stubbornly near 2 percent, leaving little room for real (after inflation) returns. The Federal Reserve’s willingness to allow inflation to (even temporarily) exceed its longer run goals of 2 percent add to our concern about future fixed-income returns. Therefore, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach, and we are well positioned to take advantage of any market weakness.

	Total
	Return	Average Annual Total Returns
								Since
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Inception
NebraskaTax-Free
Income Fund	2.1%	3.4%	3.7%	3.5%	4.1%	4.5%	5.0%	5.3%
Barclays Capital 5-Year
Municipal Bond Index	3.0	4.4	5.3	4.3	4.8	5.1	—	—

See page 4 for additional performance disclosures.

40 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	78.1%
Florida	2.5
Arizona	2.5
Commonwealth of Puerto Rico	2.3
Wisconsin	1.5
Texas	1.3
Georgia	1.2
Illinois	1.1
Virginia	1.0
North Dakota	0.9
Iowa	0.6
Cash Equivalents/Other	7.0
Net Assets	100.0%

Sector Breakdown
Power	25.6%
Higher Education	16.2
Hospital	8.0
Water/Sewer	6.2
Lease	5.5
General	4.9
Airport/Transportation	2.2
Highway	1.0
Housing	0.5
Total Revenue	70.1
City/Subdivision	5.7
School District	5.5
State/Commonwealth	2.5
County	2.2
Total General Obligation	15.9
Escrow/Pre-Refunded	7.0
Cash Equivalents/Other	7.0
Net Assets	100.0%

Financial Attributes
Average Maturity	5.3 years
Average Duration	2.9 years
Average Coupon	3.8%
30-Day SEC Yield at 12-31-12	1.1%
Municipals exempt from federal and
Nebraska income taxes	Approx. 80%
Municipals subject to alternative
minimum tax	Approx. 1%

Five Largest Issuers(b)
University of Nebraska	8.8%
Nebraska Public Power District	8.7
Omaha Public Power District	4.6
State of Nebraska	3.5
Public Power Generation Agency	3.1

Credit Quality(a)
Aaa/AAA	5.7%
Aa/AA	53.6
A/A	27.2
Baa/BBB	0.5
Non-Rated	6.0
Cash Equivalents/Other	7.0
Net Assets	100.0%

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s and S&P. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b) Percent of net assets

weitzfunds.com 41

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2012 • (UNAUDITED)

	Principal
MUNICIPAL BONDS — 93.0%	amount	Value
Arizona — 2.5%
Maricopa County, General Obligation,
Gilbert Unified School District No. 41, Refunding, Series 2012
5.0%, 7/01/18	$400,000	$470,760
Peoria Unified School District No. 11, Series 2006
5.0% 7/01/24	950,000	1,072,360
Mesa, Highway Project Advancement Notes, Revenue, Series 2009
3.5%, 7/01/15	1,000,000	1,014,580
		2,557,700
Florida — 2.5%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,168,150
JEA, Electric System Revenue, Series Three 2009B
5.0%, 10/01/28	300,000	317,700
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,111,270
		2,597,120
Georgia — 1.2%
State of Georgia, General Obligation, Refunding, Series 2005B
5.0%, 7/01/17	1,100,000	1,222,397
Illinois — 1.1%
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	285,089
Springfield, Water Revenue, Series 2004
5.25%, 3/01/19	800,000	845,952
		1,131,041
Iowa — 0.6%
Cedar Rapids Community School District, Infrastructure Sales,
Services and Use Tax Revenue, Series 2011
4.0%, 7/01/20	600,000	661,050
Nebraska — 78.1%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	270,375
4.4%, 12/15/17	250,000	274,995
5.3%, 12/15/18	700,000	701,435
Bellevue, Development Revenue, Bellevue University Project,
Series 2010A, 2.75%, 12/01/15	1,000,000	1,030,820
Cornhusker Public Power District, Electric Revenue, Refunding,
Series 2010, 2.4%, 7/01/17	400,000	412,560
Dawson County, Lexington Public School District #001,
General Obligation, Refunding
2.15%, 12/15/13	490,000	495,679
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17	125,000	128,699
2.75%, 12/15/19	100,000	103,814
Douglas County, Educational Facility Revenue,
Creighton University Project, Refunding, Series 2010A
5.0%, 7/01/16	430,000	475,240
5.6%, 7/01/25	400,000	466,756
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	546,819
Douglas County, General Obligation, Refunding, Series 2011B
3.0%, 12/15/19	1,155,000	1,231,276

	Principal
	amount	Value
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	$250,000	$250,280
Quality Living Inc. Project
4.7%, 10/01/17	255,000	255,003
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008
4.75%, 9/01/28	500,000	547,450
Nebraska Medical Center Project, Series 2003
5.0%, 11/15/14	380,000	409,226
5.0%, 11/15/15	295,000	328,037
Refunding, Children’s Hospital Obligated Group, Series 2008B
4.5%, 8/15/15	230,000	246,445
5.25%, 8/15/20	1,000,000	1,115,220
5.5%, 8/15/21	1,430,000	1,593,806
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	440,000	478,042
Douglas County, Millard Public School District #17,
Certificates of Participation, Series 2012
0.8%, 6/15/14	420,000	420,286
Refunding, Series 2009, 4.0%, 6/15/17	750,000	782,092
Douglas County, Zoo Facility Revenue, Refunding,
Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	635,010
4.75%, 9/01/17	200,000	212,996
Grand Island, Electric Revenue, Refunding, Series 2012
0.4%, 8/15/13	750,000	750,165
1.25%, 8/15/16	1,000,000	1,008,700
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	870,000	872,236
3.45%, 4/01/14	650,000	651,690
Hastings, Combined Utility Revenue, Refunding, Series 2012
2.0%, 10/15/16	320,000	332,122
2.0%, 10/15/17	430,000	445,415
Hastings, Electric System Revenue, Refunding, Series 2011
3.0%, 1/01/16	750,000	790,117
3.25%, 1/01/17	500,000	535,055
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	424,960
3.0%, 11/15/17	640,000	656,326
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center
Series 2006, 4.0%, 6/01/19	300,000	317,322
Series 2008A, 5.0%, 6/01/16	500,000	549,695
Series 2008A, 5.0%, 6/01/17	500,000	559,115
Lincoln, Certificates of Participation,
Series 2010A, 2.4%, 3/15/17	395,000	410,022
Series 2012, 3.0%, 6/01/13	485,000	490,505
Series 2012, 3.0%, 6/01/14	830,000	860,370
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	645,000	667,123
2.5%, 4/01/21	925,000	939,014
Lincoln, Electric System Revenue, Refunding,
Series 2007B, 5.0%, 9/01/18	1,000,000	1,147,710
Series 2012, 5.0%, 9/01/21	1,000,000	1,267,920
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,079,740

42 Weitz Funds

	Principal
	amount	Value
Lincoln, Parking Revenue, Refunding, Series 2011
3.25%, 8/15/18	$440,000	$486,411
Lincoln, Sanitary Sewer Revenue, Refunding,
Series 2003, MBIA Insured
5.0%, 6/15/16	885,000	904,222
Series 2012
1.5%, 6/15/17	440,000	450,551
1.75%, 6/15/18	425,000	439,259
Lincoln, Water Revenue, Refunding, Series 2012
1.5% 8/15/16	450,000	461,632
Lincoln County, North Platte School District #001,
General Obligation, Refunding
2.0%, 12/15/13	770,000	778,863
Municipal Energy Agency of Nebraska, Power Supply System Revenue,
Refunding,
2009 Series A, BHAC Insured
5.0%, 4/01/20	500,000	602,040
2012 Series A, 5.0%, 4/01/18	100,000	118,230
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project
5.05%, 12/01/23	500,000	510,135
Nebraska Investment Finance Authority, Clean Water State
Revolving Fund, Series 2012#
0.8%, 6/15/13	1,440,000	1,440,000
Nebraska Investment Financial Authority, Revenue, Drinking Water
State Revolving Fund, Series 2010A
4.0%, 7/01/25	750,000	801,232
Nebraska Investment Financial Authority, Homeownership Revenue,
2011 Series A, 2.4%, 9/01/17	480,000	499,392
Nebraska Public Power District, Revenue,
2003 Series A, 5.0%, 1/01/20	230,000	235,479
2005 Series A, 5.0%, 1/01/18	200,000	222,014
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,084,630
2007 Series B, 5.0%, 1/01/15	885,000	960,260
2007 Series B, 5.0%, 1/01/20	395,000	456,742
2007 Series B, 5.0%, 1/01/21	1,750,000	2,028,530
2008 Series B, 5.0%, 1/01/18	800,000	946,248
2010 Series C, 4.25%, 1/01/17	500,000	562,935
2011 Series A, 4.0%, 1/01/15	250,000	266,978
2012 Series A, 4.0%, 1/01/21	500,000	575,185
2012 Series A, 5.0%, 1/01/21	500,000	612,870
2012 Series B, 3.0%, 1/01/24	1,000,000	1,034,130
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	405,000	438,627
5.0%, 7/15/16	200,000	227,046
4.0%, 7/15/17	200,000	218,514
Omaha Convention Hotel Corp., Revenue, Convention Center Hotel,
First Tier, Refunding, Series 2007, AMBAC Insured
5.0%, 2/01/20	600,000	674,058
Omaha, General Obligation, Refunding,
Series 2008
3.75%, 6/01/14	1,000,000	1,048,000
5.0%, 6/01/20	350,000	416,861
5.25%, 10/15/19	250,000	306,673
Series 2012B, 4.0%, 11/15/17	500,000	573,050
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project,
Series 2009, 5.0%, 6/01/23	770,000	918,387
Series 2010, 4.125%, 6/01/29	650,000	705,946

	Principal
	amount	Value
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	$235,000	$259,788
3.95%, 10/15/18	240,000	264,310
Omaha Public Power District,
Electric System Revenue,
1993 Series C, 5.5%, 2/01/14	120,000	123,329
2007 Series A, 4.1%, 2/01/19	1,000,000	1,118,030
2012 Series A, 5.0%, 2/01/24	2,000,000	2,465,220
Electric System Subordinated Revenue,
2006 Series B, FGIC Insured
4.75%, 2/01/36	1,000,000	1,080,540
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/14	250,000	266,140
Omaha, Special Obligation, Revenue, Refunding,
Riverfront Redevelopment Project, Series 2012
2.0% , 2/01/13	250,000	250,333
Omaha, Special Tax, Revenue, Heritage Development Project,
Series 2004, 5.0%, 10/15/17	1,090,000	1,178,802
Papillion-La Vista, Sarpy County School District #27,
General Obligation,
Refunding, Series 2009A
3.15%, 12/01/17	930,000	994,886
Series 2009, 5.0%, 12/01/28	500,000	574,385
Papillion, Water System Revenue, Bond Anticipation Notes,
Series 2010, 1.65%, 6/15/13	1,000,000	1,000,840
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A,
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	1,260,000	1,432,166
AMBAC Insured, 5.0%, 1/01/18	750,000	856,245
AMBAC Insured, 5.0%, 1/01/26	800,000	899,360
Sarpy County, Recovery Zone Facility Certificates of Participation,
Series 2010
2.35%, 12/15/18	155,000	164,712
2.6%, 12/15/19	135,000	144,931
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,101,060
State of Nebraska, Certificates of Participation,
Series 2009B, 2.1%, 8/01/13	590,000	590,856
Series 2009C, 2.0%, 11/01/13	700,000	700,917
Series 2010B, 1.2%, 9/15/14	1,230,000	1,242,780
Series 2011A, 1.0%, 4/15/13	310,000	310,592
Series 2012A, 0.6%, 12/15/13	755,000	756,601
University of Nebraska, Facilities Corp.,
Deferred Maintenance Revenue,
Series 2006, 5.0%, 7/15/18	830,000	944,756
Financing Agreement Revenue, UNMC Eye Institute, Series 2011
2.0%, 3/01/15	525,000	541,606
Lease Rental Revenue,
NCTA Education Center/Student Housing Project,
Series 2011, 3.75%, 6/15/19	285,000	323,891
UNMC OPPD Exchange Project,
Series 2010, 2.75%, 2/15/16	1,185,000	1,264,063

weitzfunds.com 43

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

	Principal
	amount	Value
University of Nebraska, University Revenue,
Kearney Student Fees and Facilities, Series 2006
4.75%, 7/01/25	$330,000	$364,624
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,275,214
Lincoln Parking Project, Refunding, Series 2005
4.0%, 6/01/17	1,070,000	1,149,276
4.5%, 6/01/20	500,000	537,310
Lincoln Student Fees and Facilities,
Refunding, Series 2012, 5.0%, 7/01/15	920,000	1,017,382
Series 2003B, 5.0%, 7/01/23	1,000,000	1,042,650
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	446,367
5.0%, 5/15/33	700,000	783,335
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	636,433
5.0%, 5/15/27	800,000	909,384
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16	330,000	339,554
3.4%, 9/01/17	415,000	427,251
York County, Hospital Authority #1, Revenue, Refunding,
Hearthstone Project
2.7%, 6/01/13	150,000	150,891
		81,103,623
North Dakota — 0.9%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	795,000	876,654
Puerto Rico — 2.3%
Commonwealth, General Obligation, Refunding,
Series A, Assured Guaranty Insured
5.0%, 7/01/15	845,000	885,847
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,028,490
Municipal Finance Agency, General Obligation, 2002 Series A,
FSA Insured, 5.25%, 8/01/16	500,000	501,940
		2,416,277

	Principal
	amount
	or shares	Value
Texas — 1.3%
San Antonio, General Obligation, Refunding, Series 2010
5.0%, 2/01/19	$1,195,000	$1,343,718
Virginia — 1.0%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	975,000	1,063,432
Wisconsin — 1.5%
Milwaukee County, General Obligation, Refunding, Series 2005A
5.0%, 12/01/20	1,405,000	1,529,595
Total Municipal Bonds
(Cost $92,356,149)		96,502,607

CASH EQUIVALENTS — 6.9%
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.01%(a)
(Cost $7,178,759)	7,178,759	7,178,759
Total Investments in Securities
(Cost $99,534,908)		103,681,366
Other Assets Less Other Liabilities — 0.1%		111,689
Net Assets — 100.0%		$103,793,055
Net Asset Value Per Share		$10.44

#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2012.

44 Weitz Funds

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Government Money Market Fund ended the fourth calendar quarter with a 7-day effective and current yield of 0.01%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Our Fund’s 7-day effective yield remains stuck near zero. This marks the seventeenth consecutive quarter (4+ years) of reporting paltry returns. Quite the case of Déjà vu!!

The Federal Open Market Committee (FOMC) of the Federal Reserve, the principal rate-setter for the investment universe for our Fund, met twice in the fourth quarter. At both meetings the FOMC cited various risks to economic growth as principal reasons for keeping the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at “exceptionally low levels” of zero to 0.25%. Additionally, the Fed removed the language estimating when this policy might end. Given the Fed’s propensity to repeatedly extend this date estimate, it’s quite reasonable to remove this false sense of precision. In its place, today’s low Fed Funds rate will remain at least as long as the employment rate remains above 6.5%, current inflation is below 2.5%, and inflation expectations remain “well anchored.”

As we have mentioned in previous letters, the Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of December 31, 89.3% of our portfolio was invested in U.S. Treasury bills, the balance in high quality Wells Fargo money market funds. The average life of our portfolio at December 31 was approximately 50 days.

When the Fed changes from its current course and begins to raise short-term rates, our Fund’s yield will quickly benefit as we frequently reinvest maturing securities. Infinitesimal income returns for short-term investors and savers of all types, from CDs to bank savings accounts to money market mutual funds like ours, are likely to persist for at least another year. In the meantime, we will maintain our focus on high credit quality, preservation of capital and maintaining liquidity for our investors.

weitzfunds.com 45

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2012 • (UNAUDITED)

	Principal
U.S. TREASURY — 89.3%†	amount	Value
U.S. Treasury Bill
0.02% 2/21/13	$40,000,000	$39,998,782
0.03% 2/28/13	45,000,000	44,998,187
Total U.S. Treasury		84,996,969

CASH EQUIVALENTS — 10.6%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	10,000,322	$10,000,322
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.00%(a)	52,556	52,556
Total Cash Equivalents		10,052,878
Total Investments in Securities
(Cost $95,049,847)		95,049,847
Other Assets Less Other Liabilities — 0.1%		76,752
Net Assets — 100.0%		$95,126,599
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2012.

46 Weitz Funds

INDEX DESCRIPTIONS

Russell 1000	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.

Russell 3000 Value
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.

Russell 2500 Value
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended
The Blended Index blends the S&P 500 with the Barclays Capital Intermediate U.S. Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Barclays Capital Intermediate U.S. Government/Credit
The Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC) is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

Barclays Capital 5-Year Municipal Bond	The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

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48 Weitz Funds

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50 Weitz Funds

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	John R. Detisch, Vice President, Secretary &
Thomas R. Pansing, Jr.	Chief Compliance Officer
Roland J. Santoni	Kenneth R. Stoll, Vice President & Chief
Barbara W. Schaefer	Financial Officer
Delmer L. Toebben	Bradley P. Hinton, Vice President
Wallace R. Weitz
Justin B. Wender	Distributor
Weitz Securities, Inc.
Investment Adviser
Wallace R. Weitz & Company	Transfer Agent and Dividend Paying Agent
1125 South 103rd Street, Suite 200	Wallace R. Weitz & Company
Omaha, NE 68124-1071
(800) 304-9745	Sub-Transfer Agent
Boston Financial Data Services, Inc.
Custodian
Wells Fargo Bank, N.A.	NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Partners III Opportunity Fund
Institutional Class - WPOPX
Investor Class - WPOIX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund
Institutional Class - WEFIX
Investor Class - WSHNX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit us online at weitzfunds.com. Simply log in to your account and select “Electronic Delivery.”

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

2/1/13

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Quarterly Report December 31, 2012

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